                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  February 20, 2004


                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                               333-86366               13-3411414
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)         Identification No.)


 245 Park Avenue, New York, NY                                     10167
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.
-------  ---------------------------------------

It is expected that during March 2004, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR3 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as Lion Industrial Portfolio Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap Servicing, Inc. as General Special Servicer, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as Lion Industrial Portfolio Non-Pooled Subordinate Noteholder. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), Goldman Sachs & Co. ("GS&Co.") and Wells Fargo Brokerage Services, LLC ("WFBS", and together with BSCI, MLPFS and GS&Co., the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters have furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:

Exhibit No.     Description

99.1            Computational Materials and/or ABS Term Sheets

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   February 23, 2004


                                       BEAR STEARNS COMMERCIAL MORTGAGE
                                       SECURITIES INC.
                                       By: /s/ Michael A. Forastiere
                                          -----------------------------
                                       Name:  Michael A. Forastiere
                                       Title: Vice President

                                  EXHIBIT INDEX

              The following exhibits are filed herewith:


Exhibit No.

99.1         Computational Materials and/or ABS Term Sheets

--------------------------------------------------------------------------------
[BEAR STEARNS LOGO]            FEBRUARY 18, 2004            [MERRILL LYNCH LOGO]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                   ------------------------------------------

                                 $1,029,492,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                   ------------------------------------------

                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                            AS MORTGAGE LOAN SELLERS

                   ------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                        WEIGHTED                   ASSUMED
                          INITIAL                                       AVERAGE      PRINCIPAL      FINAL
        APPROX. SIZE    PASS-THROUGH      RATINGS       SUBORDINATION     LIFE        WINDOW     DISTRIBUTION
CLASS      (FACE)           RATE        (S&P/FITCH)         LEVELS      (YRS.)(1)    (MO.) (1)     DATE(1)
--------------------------------------------------------------------------------------------------------------
 A-1   $186,500,000                       AAA/AAA           13.00%         3.8         1-58        1/11/09
--------------------------------------------------------------------------------------------------------------
 A-2   $200,000,000                       AAA/AAA           13.00%         5.8         58-82       1/11/11
--------------------------------------------------------------------------------------------------------------
 A-3   $108,000,000                       AAA/AAA           13.00%         8.7        82-110       5/11/13
--------------------------------------------------------------------------------------------------------------
 A-4   $469,869,000                       AAA/AAA           13.00%         9.6        110-118      1/11/14
--------------------------------------------------------------------------------------------------------------
  B     $26,326,000                        AA/AA            10.63%         9.8        118-119      2/11/14
--------------------------------------------------------------------------------------------------------------
  C     $12,471,000                       AA-/AA-            9.50%         9.9        119-119      2/11/14
--------------------------------------------------------------------------------------------------------------
  D     $16,627,000                         A/A              8.00%         9.9        119-119      2/11/14
--------------------------------------------------------------------------------------------------------------
  E      $9,699,000                        A-/A-             7.13%         9.9        119-119      2/11/14
--------------------------------------------------------------------------------------------------------------

(1) Based on the structuring assumptions, assuming 0% CPR, described in the preliminary Prospectus Supplement.

BEAR, STEARNS & CO. INC.                                     MERRILL LYNCH & CO.
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC
Co-Manager                                                            Co-Manager


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

TRANSACTION FEATURES
--------------------

o    Sellers:

        -----------------------------------------------------------------------------------------
                                                        NO. OF     CUT-OFF DATE
        SELLERS                                          LOANS     BALANCE ($)        % OF POOL
        -----------------------------------------------------------------------------------------
        Prudential Mortgage Capital Funding, LLC           49         $461,709,050         41.65%
        Bear Stearns Commercial Mortgage, Inc.             36         $350,041,244         31.58%
        Wells Fargo Bank, National Association             31         $296,720,475         26.77%
        -----------------------------------------------------------------------------------------
        TOTAL:                                            116       $1,108,470,769        100.00%
        -----------------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $9,555,782

     o    Largest mortgage loan group by Cut-off Date Balance: $92,800,000

     o Five largest and ten largest loans by Cut-off Date Balance: 28.14% and 42.04% of pool, respectively

o    Credit Statistics:

     o    Weighted average underwritten debt service coverage ratio of 1.93x

     o Weighted average cut-off date loan-to-value ratio of 65.0%; weighted average balloon loan-to-value ratio of 54.1%

o    Property Types:

                               [PIE CHART OMITTED]

                    Mixed Use                          0.6%
                    Self-Storage                       3.7%
                    Manufactured Housing Community     6.6%
                    Multifamily                       11.1%
                    Industrial                        11.9%
                    Office                            22.4%
                    Retail                            43.7%

o    Call Protection:

     o 67.17% of the pool (80 loans) has a lockout period ranging from 24 to 47 payments from origination, then defeasance provisions.

     o 22.57% of the pool (27 loans) has a lockout period ranging from 16 to 61 payments from origination, then the greater of 1% or yield maintenance.

     o 1.89% of the pool (7 loans) has a lockout period of 35 payments from origination, then either the greater of 1% or yield maintenance or defeasance.

     o 8.37% of the pool (2 crossed loans) has no lockout from origination, but prepayments require the greater of a prepayment premium or yield maintenance.

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

OFFERED CERTIFICATES
--------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                     WEIGHTED                     ASSUMED            INITIAL
           INITIAL                                                    AVERAGE      PRINCIPAL        FINAL             PASS-
           CERTIFICATE          SUBORDINATION         RATINGS          LIFE         WINDOW       DISTRIBUTION        THROUGH
CLASS      BALANCE(1)               LEVELS          (S&P/FITCH)      (YRS.)(2)     (MO.)(2)         DATE(2)           RATE(3)
---------------------------------------------------------------------------------------------------------------------------------
A-1           $186,500,000          13.00%            AAA/AAA           3.8          1-58           1/11/09
---------------------------------------------------------------------------------------------------------------------------------
A-2           $200,000,000          13.00%            AAA/AAA           5.8          58-82          1/11/11
---------------------------------------------------------------------------------------------------------------------------------
A-3           $108,000,000          13.00%            AAA/AAA           8.7         82-110          5/11/13
---------------------------------------------------------------------------------------------------------------------------------
A-4           $469,869,000          13.00%            AAA/AAA           9.6         110-118         1/11/14
---------------------------------------------------------------------------------------------------------------------------------
B              $26,326,000          10.63%             AA/AA            9.8         118-119         2/11/14
---------------------------------------------------------------------------------------------------------------------------------
C              $12,471,000          9.50%             AA-/AA-           9.9         119-119         2/11/14
---------------------------------------------------------------------------------------------------------------------------------
D              $16,627,000          8.00%               A/A             9.9         119-119         2/11/14
---------------------------------------------------------------------------------------------------------------------------------
E               $9,699,000          7.13%              A-/A-            9.9         119-119         2/11/14
---------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (4)
------------------------

---------------------------------------------------------------------------------------------------------------------------------
           INITIAL CERTIFICATE                                        WEIGHTED     PRINCIPAL /     ASSUMED         INITIAL
           BALANCE /                                                  AVERAGE      NOTIONAL         FINAL           PASS-
           NOTIONAL               SUBORDINATION        RATINGS         LIFE         WINDOW       DISTRIBUTION      THROUGH
CLASS      AMOUNT(1) (5) (6)         LEVELS          (S&P/FITCH)     (YRS.)(2)     (MO.) (2)       DATE(2)          RATE(3)
---------------------------------------------------------------------------------------------------------------------------------
X-1          $1,108,470,769           n/a              AAA/AAA         8.0          1-238           1/11/24
---------------------------------------------------------------------------------------------------------------------------------
X-2          $1,072,357,000           n/a              AAA/AAA         5.7          12-96           3/11/12
---------------------------------------------------------------------------------------------------------------------------------
F               $15,241,000           5.75%           BBB+/BBB+        9.9         119-120          3/11/14
---------------------------------------------------------------------------------------------------------------------------------
G               $11,085,000           4.75%            BBB/BBB        10.0         120-120          3/11/14
---------------------------------------------------------------------------------------------------------------------------------
H               $13,856,000           3.50%           BBB-/BBB-       10.0         120-126          9/11/14
---------------------------------------------------------------------------------------------------------------------------------
J                $2,771,000           3.25%            BB+/BB+        10.9         126-136          7/11/15
---------------------------------------------------------------------------------------------------------------------------------
K                $5,542,000           2.75%             BB/BB         11.6         136-140         11/11/15
---------------------------------------------------------------------------------------------------------------------------------
L                $6,928,000           2.13%            BB-/BB-        12.6         140-163         10/11/17
---------------------------------------------------------------------------------------------------------------------------------
M                $5,543,000           1.63%             B+/B+         13.7         163-172          7/11/18
---------------------------------------------------------------------------------------------------------------------------------
N                $2,771,000           1.38%              B/B          14.5         172-175         10/11/18
---------------------------------------------------------------------------------------------------------------------------------
P                $2,771,000           1.13%             B-/B-         14.6         175-175         10/11/18
---------------------------------------------------------------------------------------------------------------------------------
Q               $12,470,769           0.00%             NR/NR         16.0         175-238          1/11/24
---------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Subject to a permitted variance of plus or minus 5%.

          (2) Based on the structuring assumptions, assuming 0% CPR, described in the preliminary Prospectus Supplement.

          (3)  The Class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N,
               P and Q Certificates will each accrue interest at one of the following (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

          (4)  Certificates to be offered privately pursuant to Rule 144A.

          (5) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.

          (6)  The Class X-2 Notional Amount is as described herein.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

I.  ISSUE CHARACTERISTICS
    ---------------------

    Issue Type:                   Public: Classes A-1, A-2, A-3, A-4, B, C, D
                                  and E (the "Offered Certificates").

                                  Private (Rule 144A): Classes X-1, X-2, F, G,
                                  H, J, K, L, M, N, P and Q.

    Securities Offered:           $1,029,492,000 monthly pay,
                                  multi-class, sequential pay commercial
                                  mortgage REMIC Pass-Through Certificates, including eight principal and interest classes
                                  (Classes A-1, A-2, A-3, A-4, B, C, D and E)
                                  ("Offered Certificates").

    Sellers: Prudential Mortgage Capital Funding, LLC ("PMCF"); Bear Stearns Commercial Mortgage, Inc. ("BSCMI"); Wells Fargo Bank, National Association ("WFB")

    Co-lead Bookrunning
    Managers:                     Bear, Stearns & Co. Inc. and Merrill Lynch,
                                  Pierce, Fenner & Smith Incorporated

    Co-Manager:                   Goldman, Sachs & Co. and Wells Fargo Brokerage
                                  Services, LLC

    Master Servicers(1):          Prudential Asset Resources, Inc. (with respect
                                  to the mortgage loans sold by PMCF); Wells
                                  Fargo Bank, National Association (with respect to the loans sold by BSCMI and WFB, except for the Two Commerce Square Loan, which will be serviced by GMAC Commercial Mortgage
                                  Corporation).

    Special Servicers(1):         ARCap Servicing, Inc., except for the Lion
                                  Industrial Portfolio Loan, Two Commerce Square
                                  Loan and Carmel Mountain Plaza Loan, which will be specially serviced by Prudential Asset
                                  Resources, Inc., Midland Loan Services, Inc.
                                  and GMAC Commercial Mortgage Corporation, respectively.

    Certificate Administrator:    Wells Fargo Bank, National Association

    Trustee:                      LaSalle Bank National Association

    Fiscal Agent:                 ABN AMRO Bank N.V.

    Cut-Off Date:                 March 1, 2004.

    Expected Closing Date:        On or about March 18, 2004.

    Distribution Dates:           The 11th of each month, commencing in April
                                  2004 (or if the 11th is not a business day, the next succeeding business day).

    Minimum Denominations:        $25,000 for the Class A-1, A-2, A-3 and A-4
                                  certificates, $100,000 for other Offered
                                  Certificates, and, in each case, in multiples of $1 thereafter.

    Delivery:                     DTC, Euroclear and Clearstream.

    ERISA/SMMEA Status:           Classes A-1, A-2, A-3, A-4, B, C, D and E are
                                  expected to be eligible for purchase with assets of plans that are subject to ERISA subject to certain conditions. No Class of Certificates is SMMEA eligible.

    Rating Agencies:              The Offered Certificates will be rated by
                                  Fitch, Inc. and Standard & Poor's Ratings
                                  Services.

    Risk Factors:                 THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS.

(1) The Two Commerce Square Loan, Trinity Centre Loan, and Carmel Mountain Plaza Loan are currently being serviced individually under separate pooling and servicing agreements. See "Large Loan Description - Summary of Split Loan Structures" below.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q will each accrue interest at one of the following (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


IO STRUCTURE:
-------------

                            Month         0    12   24     36    48    60   72    84     96       Maturity
Class A-1       AAA/AAA     [X]            [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]    [ ]   $186.5mm
Class A-2       AAA/AAA      [X]           [-]   [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]    [ ]   $200.0mm
Class A-3       AAA/AAA       [X]          [-]   [-]   [-]   [-]   [-]   [-]   [ ]   [ ]    [ ]   $108.0mm
Class A-4       AAA/AAA        [X]         [-]   [-]   [-]   [-]   [-]   [-]   [-]   [-]    [-]   $469.9mm
Class B         AA/AA           [X]        [-]   [-]   [-]   [-]   [-]   [-]   [-]   [-]    [-]   $ 26.3mm
Class C         AA-/AA-          [X]       [-]   [-]   [-]   [-]   [-]   [-]   [-]   [ ]    [ ]   $ 12.5mm
Class D         A/A               [X]      [-]   [-]   [-]   [-]   [-]   [-]   [ ]   [ ]    [ ]   $ 16.6mm
Class E         A-/A-              [X]     [-]   [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]    [ ]   $  9.7mm
Class F         BBB+/BBB+           [X]    [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]    [ ]   $ 15.2mm
Class G         BBB/BBB              [X]   [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]    [ ]   $ 11.1mm
Class H         BBB-/BBB-             [X]  [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $ 13.9mm
Class J         BB+/BB+        [X]         [-]   [-]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $  2.8mm
Class K         BB/BB          [X]         [-]   [-]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $  5.5mm
Class L         BB-/BB-        [X]         [-]   [-]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $  6.9mm
Classes M-Q     B+/B+ to NR    [X]         [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $ 23.6mm

       [X] X-1 + X-2 IO Strip    [ ] X-1 Notional     [-] X-2 Notional


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

CLASS X-1 AND X-2 NOTIONAL BALANCES:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

o during the period from the Closing Date through and including the Distribution Date occurring in March 2005, the sum of (a) the lesser of [$_______] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, and Class L Certificates outstanding from time to time;

o during the period following the Distribution Date occurring in March 2005 through and including the Distribution Date occurring in March 2006, the sum of (a) the lesser of [$_______] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, and Class L Certificates outstanding from time to time;

o during the period following the Distribution Date occurring in March 2006 through and including the Distribution Date occurring in March 2007, the sum of (a) the lesser of [$_______] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, and Class G Certificates outstanding from time to time, and (c) the lesser of [$_______] and the Certificate Balance of the Class H Certificates outstanding from time to time;

o during the period following the Distribution Date occurring in March 2007 through and including the Distribution Date occurring in March 2008, the sum of (a) the lesser of [$_______] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, and Class F Certificates outstanding from time to time and (c) the lesser of [$_______] and the Certificate Balance of the Class G Certificates outstanding from time to time;

o during the period following the Distribution Date occurring in March 2008 through and including the Distribution Date occurring in March 2009, the sum of (a) the lesser of [$_______] and the Certificate Balance of the Class A-2 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-3, Class A-4, Class B, Class C and Class D Certificates outstanding from time to time and (c) the lesser of [$_______] and the Certificate Balance of the Class E Certificates outstanding from time to time;

o during the period following the Distribution Date occurring in March 2009 through and including the Distribution Date occurring in March 2010, the sum of (a) the lesser of [$_______] and the Certificate Balance of the Class A-3 Certificates outstanding from time to time, (b) the Certificate Balance of the Class A-4, Class B, and Class C Certificates outstanding from time to time and (c) the lesser of [$_______] and the Certificate Balance of the Class D Certificates outstanding from time to time;

o during the period following the Distribution Date occurring in March 2010 through and including the Distribution Date occurring in March 2011, the sum of (a) the lesser of [$_______] and the Certificate Balance of the Class A-4 Certificates outstanding from time to time and (b) the Class B Certificates outstanding from time to time and (c) the lesser of [$_______] and the Certificate Balance of the Class C Certificates outstanding from time to time;

o during the period following the Distribution Date occurring in March 2011 through and including the Distribution Date occurring in March 2012, the sum of (a) the lesser of [$_______] and the Certificate Balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of [$_______] and the Certificate Balance of the Class B Certificates outstanding from time to time; and

o    following the Distribution Date occurring in March 2012, $0.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

III. COLLATERAL CHARACTERISTICS
     --------------------------


CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE      CUT-OFF DATE         % OF
                                LOANS       BALANCE ($)         POOL
--------------------------------------------------------------------------------
1,220,787 - 1,999,999             10          18,032,120         1.6
2,000,000 - 3,999,999             32          97,642,526         8.8
4,000,000 - 5,999,999             23         115,109,460        10.4
6,000,000 - 7,999,999             12          86,930,260         7.8
8,000,000 - 9,999,999             11          98,987,475         8.9
10,000,000 - 11,999,999            8          89,021,765         8.0
12,000,000 - 13,999,999            3          38,668,645         3.5
14,000,000 - 15,999,999            3          46,201,879         4.2
16,000,000 - 17,999,999            2          32,866,269         3.0
18,000,000 - 19,999,999            1          18,963,239         1.7
20,000,000 - 29,999,999            3          72,556,400         6.5
30,000,000 - 68,393,600            8         393,490,732        35.5
--------------------------------------------------------------------------------
TOTAL:                           116       1,108,470,769       100.0
--------------------------------------------------------------------------------
Min: $1,220,787        Max: $68,393,600(1)        Average: $9,555,782
--------------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------------
                                NO. OF       AGGREGATE
                             MORTGAGED      CUT-OFF DATE        % OF
                            PROPERTIES       BALANCE ($)        POOL
--------------------------------------------------------------------------------
Pennsylvania                      10         194,492,246        17.5
California                        31         192,039,292        17.3
  Southern California             21         122,422,593        11.0
  Northern California             10          69,616,700         6.3
New York                          20         181,404,972        16.4
Florida                           12          79,124,853         7.1
Texas                             21          72,386,991         6.5
Colorado                           1          48,892,750         4.4
Illinois                           4          36,784,374         3.3
Maryland                           6          36,140,267         3.3
Other                             56         267,205,025        24.1
--------------------------------------------------------------------------------
TOTAL:                           161       1,108,470,769       100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                NO. OF       AGGREGATE
                             MORTGAGED      CUT-OFF DATE        % OF
                            PROPERTIES       BALANCE ($)        POOL
--------------------------------------------------------------------------------
Retail                              51      484,277,115         43.7
Office                              16      248,279,064         22.4
Industrial                          52      131,985,097         11.9
Multifamily                         21      123,437,282         11.1
Manufactured Housing                 7       73,106,464          6.6
Self-Storage                        12       41,169,949          3.7
Mixed Use                            2        6,215,799          0.6
--------------------------------------------------------------------------------
TOTAL:                             161    1,108,470,769        100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE      CUT-OFF DATE         % OF
                                LOANS       BALANCE ($)         POOL
--------------------------------------------------------------------------------
4.2600 - 4.7499                     6      138,220,000          12.5
4.7500 - 5.2499                    15      100,693,841           9.1
5.2500 - 5.4999                    18      142,825,852          12.9
5.5000 - 5.7499                    17      192,115,914          17.3
5.7500 - 5.9999                    27      222,202,543          20.0
6.0000 - 6.2499                    19      158,077,554          14.3
6.2500 - 6.4999                     9      126,676,800          11.4
6.5000 - 7.1900                     5       27,658,265           2.5
--------------------------------------------------------------------------------
TOTAL:                            116    1,108,470,769         100.0
--------------------------------------------------------------------------------
Min:  4.2600             Max:  7.1900          Wtd  Avg:  5.6086
--------------------------------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE      CUT-OFF DATE         % OF
                                LOANS       BALANCE ($)         POOL
--------------------------------------------------------------------------------
60 - 60                            21      200,286,892          18.1
61 - 84                             8       87,661,899           7.9
85 - 120                           77      755,583,350          68.2
121 - 240                          10       64,938,629           5.9
--------------------------------------------------------------------------------
TOTAL:                            116    1,108,470,769         100.0
--------------------------------------------------------------------------------
Min:  60                    Max:  240             Wtd Avg:  109
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE      CUT-OFF DATE         % OF
                                LOANS       BALANCE ($)         POOL
--------------------------------------------------------------------------------
54 - 60                            21       200,286,892         18.1
61 - 84                             8        87,661,899          7.9
85 - 120                           77       755,583,350         68.2
121 - 238                          10        64,938,629          5.9
--------------------------------------------------------------------------------
TOTAL:                            116     1,108,470,769        100.0
--------------------------------------------------------------------------------
Min:  54                    Max:  238               Wtd Avg:  106
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE      CUT-OFF DATE         % OF
                                LOANS       BALANCE ($)         POOL
--------------------------------------------------------------------------------
33.82 - 40.00                       4       100,697,743          9.1
40.01 - 45.00                       4        14,607,969          1.3
45.01 - 50.00                       5        35,665,136          3.2
50.01 - 55.00                       9        64,981,083          5.9
55.01 - 60.00                      10        97,622,094          8.8
60.01 - 65.00                      12       136,122,620         12.3
65.01 - 70.00                      16       116,380,524         10.5
70.01 - 75.00                      30       350,061,774         31.6
75.01 - 80.00                      26       192,331,825         17.4
--------------------------------------------------------------------------------
TOTAL:                            116     1,108,470,769        100.0
--------------------------------------------------------------------------------
Min:  33.82               Max:  80.00              Wtd Avg:  65.00
--------------------------------------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY (%)
--------------------------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE      CUT-OFF DATE         % OF
                                LOANS       BALANCE ($)         POOL
--------------------------------------------------------------------------------
0.95 - 30.00                        7        37,754,264          3.4
30.01 - 40.00                      11       146,207,015         13.2
40.01 -  45.00                      5        41,413,616          3.7
45.01 -  50.00                     14       114,714,309         10.3
50.01 -  55.00                     10       110,034,466          9.9
55.01 -  60.00                     18       113,330,755         10.2
60.01 -  65.00                     23       322,887,359         29.1
65.01 -  70.00                     17       176,466,345         15.9
70.01 -  74.28                     11        45,662,640          4.1
--------------------------------------------------------------------------------
TOTAL:                            116     1,108,470,769        100.0
--------------------------------------------------------------------------------
Min:  0.95                Max:  74.28             Wtd Avg:  54.09
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE      CUT-OFF DATE         % OF
                                LOANS       BALANCE ($)         POOL
--------------------------------------------------------------------------------
1.1689 - 1.2499                     6        29,836,969          2.7
1.2500 - 1.2999                     6        66,771,379          6.0
1.3000 - 1.3499                     7        53,337,673          4.8
1.3500 - 1.3999                    14       157,427,857         14.2
1.4000 - 1.4499                    18       118,071,430         10.7
1.4500 - 1.4999                     6        36,799,363          3.3
1.5000 - 1.5499                     7        72,113,858          6.5
1.5500 - 1.5999                    13        84,735,356          7.6
1.6000 - 1.7999                    10       146,564,601         13.2
1.8000 - 1.9999                    10        99,610,098          9.0
2.0000 - 4.6658                    19       243,202,184         21.9
--------------------------------------------------------------------------------
TOTAL:                            116     1,108,470,769        100.0
--------------------------------------------------------------------------------
Min:   1.17                Max:  4.67               Wtd Avg:   1.93
--------------------------------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the cut-off date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates ("ARD") for mortgage loans with anticipated repayment dates. Sum of column entries may not match "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each pooled mortgage loan that has one or more related non-pooled pari passu companion loans are calculated in a manner that reflects the aggregate indebtedness evidenced by the pooled mortgage loan and the non-pooled mortgage loan. The loan-to-value ratios and debt service coverage ratios for the pooled mortgage loans secured by the Lion Industrial Portfolio are calculated in the manner described herein."

(1) For purposes of the prospectus supplement and this Collateral Term Sheet, the Lion Industrial Portfolio Pooled Mortgage Loans are treated as two separate pari passu cross-collateralized and cross-defaulted senior loans (evidenced by one note) with different maturities, Tranche A (with an original principal balance of $68,393,600), and Tranch B (with an original principal balance of $24,406,400) comprise the $92,800,000 senior ("A") portion of a $185,600,000 first mortgage loan. Both tranches of the senior ("A") portion of the loan are trust fund assets.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

IV. LARGE LOAN DESCRIPTION
    ----------------------

                                TEN LARGEST LOANS
                                -----------------

-------------------------------------------------------------------------------------------------------------

                                                                   PROPERTY     CUT-OFF DATE   % OF
NO.   PROPERTY NAME                          CITY         STATE       TYPE        BALANCE        POOL
-------------------------------------------------------------------------------------------------------------
 1    Lion Industrial Portfolio(1),(2)    Various        Various  Industrial    $92,800,000      8.4%
-------------------------------------------------------------------------------------------------------------
 2    Two Commerce Square(3)             Philadelphia       PA       Office     $64,711,587      5.8%
-------------------------------------------------------------------------------------------------------------
 3    The Curtis Center                  Philadelphia       PA       Office     $62,710,316      5.7%
-------------------------------------------------------------------------------------------------------------
 4    Aurora City Place                     Aurora          CO       Retail     $48,892,750      4.4%
-------------------------------------------------------------------------------------------------------------
 5    Great Northern Mall                    Clay           NY       Retail     $42,853,667      3.9%
-------------------------------------------------------------------------------------------------------------
 6    Trinity Centre(4), (5)               New York         NY       Office     $39,400,000      3.6%
-------------------------------------------------------------------------------------------------------------
 7    Carmel Mountain Plaza(6)            San Diego         CA       Retail     $35,167,333      3.2%
-------------------------------------------------------------------------------------------------------------
 8    Pine Lakes Country Club          North Fort Myers      FL       MHC       $31,361,479      2.8%
-------------------------------------------------------------------------------------------------------------
 9    Valley Forge Towers North(7)     King of Prussia       PA    Multifamily  $24,500,000      2.2%
-------------------------------------------------------------------------------------------------------------
10    Hickory Ridge                        Hickory          NC       Retail     $23,650,000      2.1%
-------------------------------------------------------------------------------------------------------------
      TOTAL/WEIGHTED AVERAGE                                                   $466,047,132     42.0%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                 CUT-OFF
                                                       LOAN PER                    DATE         BALLOON
NO.   PROPERTY NAME                        UNITS/SF     UNIT/SF      U/W DSCR      LTV           LTV
-------------------------------------------------------------------------------------------------------------
 1    Lion Industrial Portfolio(1),(2)    5,361,160     $17.31        4.67x       33.8%         33.5%
-------------------------------------------------------------------------------------------------------------
 2    Two Commerce Square(3)               953,276      $135.77       1.70x       63.1%         51.9%
-------------------------------------------------------------------------------------------------------------
 3    The Curtis Center                    838,168       $74.82       1.37x       74.2%         63.5%
-------------------------------------------------------------------------------------------------------------
 4    Aurora City Place                    331,657      $147.42       1.53x       74.4%         62.8%
-------------------------------------------------------------------------------------------------------------
 5    Great Northern Mall                  504,743       $84.90       2.19x       56.6%         47.0%
-------------------------------------------------------------------------------------------------------------
 6    Trinity Centre(4), (5)               845,765      $116.46       1.95x       67.9%         62.4%
-------------------------------------------------------------------------------------------------------------
 7    Carmel Mountain Plaza(6)             440,228      $159.77       1.41x       73.3%         62.0%
-------------------------------------------------------------------------------------------------------------
 8    Pine Lakes Country Club                584       $53,701.16     1.25x       71.1%         66.3%
-------------------------------------------------------------------------------------------------------------
 9    Valley Forge Towers North(7)           242      $101,239.67     1.75x       77.1%         65.7%
-------------------------------------------------------------------------------------------------------------
10    Hickory Ridge                        310,360       $76.20       2.77x       55.3%         55.3%
-------------------------------------------------------------------------------------------------------------
      TOTAL/WEIGHTED AVERAGE                                          2.30X       61.4%         54.0%
-------------------------------------------------------------------------------------------------------------

(1) The $92,800,000 loan balance represents the senior ("A") portion of a $185,600,000 first mortgage loan. The senior A portion (described as two separate pari passu cross collateralized trust fund assets in the prospectus supplement) is comprised of 2 tranches ("Tranche A" and "Tranche B") with different maturity dates. The entire Lion Industrial Portfolio Loan is interest only for the first 60 months of the term. Tranche A (with an original principal balance of $68,393,600) has a maturity date of 01/01/09. Principal and interest payments on the remaining balance of $24,406,400 will commence on 02/01/09. All loan per SF LTV and DSCR numbers in this table are based on the $92,800,000 aggregate senior financing. The U/W DSCR shown here is calculated based on the initial interest only period. The LTV Ratio at Maturity shown here is based on the loan balance after the interest only period and the assumption that 73.7%of the mortgaged properties securing the loan will be released in connection with the balloon payment due on the Tranche A maturity date.

(2) In connection with determining the Underwritten DSCR NOI, the Underwritten DSCR NCF and the LTV for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period), we assumed that 73.7% of the mortgaged properties securing the Lion Industrial Portfolio Pooled Mortgage Loans will be released from the lien of the related mortgages in connection with the balloon payment due on the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan. As such, we calculated the underwritten DSCR NOI, the Underwritten DSCR NCF and the Ratio at Maturity for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period) based on 26.3% of the Underwritten NOI, Underwritten Net Cash Flow and Appraised Value of the mortgaged properties securing the Lion Industrial Portfolio Loan Group.

(3) The $66,000,000 loan represents a 50% pari passu interest in a $132,000,000 first mortgage loan secured by the Two Commerce Square Property. The LTV, DSCR and Loan per SF numbers in this table are based on the entire $132,000,000 first mortgage loan.

(4) The $39,400,000 loan represents a 40% pari passu interest in a $98,500,000 first mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $98,500,000 financing.

(5) In the case of the Trinity Centre Loan, the loan is interest only for the first 24 months of the loan term, with principal and interest payments commencing on 12/01/2005. The U/W DSCR is calculated based upon the initial Interest Only period.

(6) The $35,500,000 loan represents a 50% pari passu interest in a $71,000,000 first mortgage loan. All LTV, DSCR, and Loan per SF numbers in this table are based on the total $71,000,000 financing.

(7) In the case of the Valley Forge Towers North Loan, the loan is interest only for the first 12 months of the loan term, with principal and interest payments commencing on 03/01/2005. The U/W DSCR is calculated based upon the initial Interest Only period.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

V. SUMMARY OF SPLIT LOAN STRUCTURES
   --------------------------------

-------------------------------------------------------------------------------------------------------------------------------
      PROPERTY NAME          RELATED NOTES/TRANCHES    WHETHER NOTE/TRANCHE    HOLDER OF NOTE/TRANCHE      WHETHER HOLDER OF
                             IN LOAN GROUP (CUT-OFF      IS HELD BY SERIES                               NOTE/TRANCHE IS LEAD
                                  DATE BALANCE)        2004-PWR3 TRUST FUND                               SERVICER FOR ENTIRE
                                                                                                             LOAN GROUP(1)
-------------------------------------------------------------------------------------------------------------------------------
Lion Industrial Portfolio    Senior A Notes (pari passu with each other):
-------------------------------------------------------------------------------------------------------------------------------
                             $68,393,600 (Five-Year             Yes            Series 2004-PWR3 Trust             Yes
                                    Tranche)
-------------------------------------------------------------------------------------------------------------------------------
                                   $24,406,400                  Yes            Series 2004-PWR3 Trust             Yes
                              (Seven-Year Tranche)
-------------------------------------------------------------------------------------------------------------------------------
                             Subordinate B Notes (pari passu with each other):
-------------------------------------------------------------------------------------------------------------------------------
                              $68,393,600(Five-Year             No                 The Prudential                 No
                                    Tranche)                                    Insurance Company of
                                                                                       America
-------------------------------------------------------------------------------------------------------------------------------
                                   $24,406,400                  No                 The Prudential                 No
                              (Seven-Year Tranche)                              Insurance Company of
                                                                                       America
-------------------------------------------------------------------------------------------------------------------------------
Two Commerce Square          Senior A Notes (pari passu with each other):
-------------------------------------------------------------------------------------------------------------------------------
                                   $64,711,587                  No             Morgan Stanley Capital             Yes
                                                                                   I Inc., Series
                                                                                  2003-IQ5 Trust(4)

-------------------------------------------------------------------------------------------------------------------------------
                                   $64,711,587                  Yes            Series 2004-PWR3 Trust             No
-------------------------------------------------------------------------------------------------------------------------------
                             Subordinate B Note:
-------------------------------------------------------------------------------------------------------------------------------
                                      None                      N/A                      N/A                      N/A
-------------------------------------------------------------------------------------------------------------------------------
Trinity Centre               Senior A Notes (pari passu with each other):
-------------------------------------------------------------------------------------------------------------------------------
                                   $59,100,000                  No             Morgan Stanley Capital             Yes
                                                                                   I Inc., Series
                                                                                 2004-TOP13 Trust(4)

-------------------------------------------------------------------------------------------------------------------------------
                                   $39,400,000                  Yes            Series 2004-PWR3 Trust             No
-------------------------------------------------------------------------------------------------------------------------------
                             Subordinate B Note:
-------------------------------------------------------------------------------------------------------------------------------
                                      None                      N/A                      N/A                      N/A
-------------------------------------------------------------------------------------------------------------------------------
Carmel Mountain Plaza        Senior A Notes (pari passu with each other):
-------------------------------------------------------------------------------------------------------------------------------
                                   $35,167,333                  No                  Bear Stearns                  Yes
                                                                                 Commercial Mortgage
                                                                               Inc., Series 2003-PWR2
                                                                                      Trust(4)
-------------------------------------------------------------------------------------------------------------------------------
                                   $35,167,333                  Yes            Series 2004-PWR3 Trust             No
-------------------------------------------------------------------------------------------------------------------------------
                             Subordinate B Note:
-------------------------------------------------------------------------------------------------------------------------------
                                      None                      N/A                      N/A                      N/A
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      PROPERTY NAME                CURRENT MASTER           CURRENT SPECIAL
                               SERVICER FOR HOLDER OF   SERVICER FOR HOLDER OF
                                   NOTE/TRANCHE(2)          NOTE/TRANCHE(3)

--------------------------------------------------------------------------------
Lion Industrial Portfolio
--------------------------------------------------------------------------------
                                  Prudential Asset         Prudential Asset
                                   Resources, Inc.          Resources, Inc.
--------------------------------------------------------------------------------
                                  Prudential Asset         Prudential Asset
                                   Resources, Inc.          Resources, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         N/A                      N/A


--------------------------------------------------------------------------------
                                         N/A                      N/A


--------------------------------------------------------------------------------
Two Commerce Square
--------------------------------------------------------------------------------
                                   GMAC Commercial      Midland Loan Services,
                                Mortgage Corporation             Inc.


--------------------------------------------------------------------------------
                               Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         N/A                      N/A
--------------------------------------------------------------------------------
Trinity Centre
--------------------------------------------------------------------------------
                               Wells Fargo Bank, N.A.    ARCap Servicing, Inc.



--------------------------------------------------------------------------------
                               Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         N/A                      N/A
--------------------------------------------------------------------------------
Carmel Mountain Plaza
--------------------------------------------------------------------------------
                               Wells Fargo Bank, N.A.       GMAC Commercial
                                                         Mortgage Corporation


--------------------------------------------------------------------------------
                               Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         N/A                      N/A
--------------------------------------------------------------------------------

(1) Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(2) Indicates the identity of the master servicer for the holder of the relevant note or tranche, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(3) Indicates the identity of the special servicer for the holder of the relevant note or tranche, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(4)  LaSalle Bank National Association is the trustee for this trust.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                 MORTGAGE LOAN NO. 1 - LION INDUSTRIAL PORTFOLIO



           [PICTURE OMITTED]


                                                  [PICTURE OMITTED]


           [PICTURE OMITTED]


                                                  [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative..

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 1 -- LION INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:               PMCF

LOAN PURPOSE:                       Refinance

ORIGINAL BALANCE: (1)               $92,800,000

CUT-OFF DATE BALANCE: (1)           $92,800,000

FIRST PAYMENT DATE:                 02/01/2004

INTEREST RATE:                      5 - Year Tranche = 4.2600%
                                    7 - Year Tranche = 4.7400%

AMORTIZATION TERM: (2)              5 - Year Tranche, Yrs 1-5 I/O
                                    7 - Year Tranche, Yrs 1-5 I/O,
                                    Yrs 6-7 360 months

ARD:                                No

ANTICIPATED REPAYMENT DATE:         NAP

EXPECTED MATURITY BALANCE:          $68,393,600   5 - Year Tranche
                                    $23,668,116   7 - Year Tranche

MATURITY DATE:                      5 - Year Tranche = 01/01/2009
                                    7 - Year Tranche = 01/01/2011

SPONSOR(S):                         Lion Industrial Properties, L.P.,
                                    Lion Industrial Trust

INTEREST CALCULATION:               30/360

CALL PROTECTION: (3)                Yield Maintenance with no lockout period.

CUT-OFF DATE BALANCE PER SF: (1)    $17.31

UP-FRONT RESERVES:                  NAP

ONGOING RESERVES:                   RE Tax:     Springing (4)
                                    Insurance:  Springing (4)

OTHER RESERVES: (5)                 Verizon

LOCKBOX:                            NAP
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING: (6)                  AAA/AAA

SINGLE ASSET/PORTFOLIO:             Portfolio

PROPERTY TYPE:                      Industrial

PROPERTY SUB-TYPE:                  Flex

LOCATION:                           See Table Below

YEAR BUILT/RENOVATED:               Various

PERCENT LEASED:  (7)                See Table Below

SQUARE FOOTAGE:                     See Table Below

THE COLLATERAL:                     43 cross-collateralized industrial
                                    properties located in eight
                                    Metropolitan Statistical Areas ("MSA's")

OWNERSHIP INTEREST:  (8)            Fee

                                                           LEASE
MAJOR TENANTS                       % NRA    RENT PSF    EXPIRATION
-------------                       -----    --------    ----------
See Table Below

PROPERTY MANAGEMENT:               Various (see comment below)

U/W NET CASH FLOW:                 $18,991,902

APPRAISED VALUE:  (9)              $274,415,000

CUT-OFF DATE LTV RATIO: (1)        33.8%

LTV RATIO AT MATURITY: (10)        33.8%        @ 5yr maturity

LTV RATIO AT MATURITY: (10)        32.8%        @ 7yr maturity

U/W DSCR (I/O): (1)                4.67x

U/W DSCR (AMORTIZING): (10)        3.27X
--------------------------------------------------------------------------------

(1) The subject $92,800,000 loan represents the senior ("A") portion of a $185,600,000 total mortgage debt. All Loan per SF, LTV and DSCR numbers in this table are based on the $92,800,000 senior financing, excluding the LTV ratio at maturity and U/W DSCR (amortizing). The senior financing is comprised of two Tranches, the 5-year Tranche, with an original balance of $68,393,600; and the 7-year Tranche, with an original balance of $24,406,400.

(2) Lion Industrial Portfolio Seven-Year - Amortization term follows an approximate 361 month schedule after its five year IO period has elapsed.

(3) 5-Year = Greater of: 1% of Tranche A balance outstanding x (months remaining on the A Tranche/60) + 1% of the B Tranche balance outstanding x (months remaining on the B Tranche/84) and YM(59)/OPEN(1). 7-Year = Greater of: 1% of Tranche A balance outstanding x (months remaining on the A Tranche/60) + 1% of the B Tranche balance outstanding x (months remaining on the B Tranche/84)and YM(83)/OPEN(1).

(4)  Reserves triggered after an event of default under the loan documents.

(5) Telesector Resources Group, Inc., d/b/a Verizon Services, exercised its option to terminate its lease at the property known as South Shore Dist (140 Laurel St.) in Plymouth County, Massachusetts. The tenant indicated it will vacate the premises on or before June 1, 2004. In the event that all of the space under this lease is not relet to a tenant acceptable to lender by May 1, 2004, the borrower is required to deposit $884,789.00 or deliver a letter of credit in such amount (in each case, less any amounts payable by tenants under leases for less than all of the space) to be held as additional collateral for the loan. Any amounts remaining after all of the space has been relet to one or more tenants which are satisfactory to lender shall be returned to the borrower.

(6) Fitch Inc. and Standard and Poor's Ratings Services have confirmed that the Lion Industrial Portfolio has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA"/"AAA" by Fitch Inc. and Standard and Poor's Ratings Services, respectively.

(7) Percent leased is based on rent rolls dated between November 11, 2003 and December 18, 2003.

(8) With respect to the 31 mortgaged properties in which the borrower has a leasehold interest in the property, the fee owner of the property, an affiliate of the borrower but not an SPE, is obligated under the related mortgage.

(9) Appraisals and their associated values range in date from December 31, 2002 to December 31, 2003.

(10) In connection with determining the Underwritten DSCR NOI, the Underwritten DSCR NCF and the LTV Balloon Value for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period), it was assumed that 73.7% of the mortgaged properties securing the Lion Industrial Portfolio Pooled Mortgage Loans will be released from the lien of the related mortgages in connection with the balloon payment due on the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan. As such, the underwritten DSCR NOI, the Underwritten DSCR NCF and the LTV Balloon Value for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period) was calculated based on 26.3% of the Underwritten NOI, Underwritten Net Cash Flow and Appraised Value of the mortgaged properties securing the Lion Industrial Portfolio Loan Group.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative..

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE LION INDUSTRIAL PORTFOLIO LOAN.

     THE LOAN. The largest loan group (the "Lion Industrial Portfolio Loans") in the amount of $92,800,000, is evidenced by the A-Note (the "A-Note"), which is the senior portion of a $185,600,000 loan originated by Prudential Mortgage Capital Company, LLC. The B-Note (the "B-Note") is in the amount of $92,800,000 and is currently held by The Prudential Insurance Company of America. Each of the A-Note and B-Note are comprised of two tranches (described as two separate senior loans and two separate junior loans in the prospectus supplement) that are secured by the same collateral but have differing maturities. The A-Note consists of a five year tranche totaling $68,393,600 (the "A-Note tranche A") and a seven year tranche totaling $24,406,400 (the "A-Note tranche B"). The B-Note consists of a five year tranche totaling $68,393,600 (the "B-Note tranche A") and a seven year tranche totaling $24,406,400 (the "B-Note tranche B").

     THE BORROWER. The Borrower is a newly formed, bankruptcy remote single-purpose entity. Borrower's counsel delivered a non-consolidation opinion in connection with the loan closing. The borrower is controlled by Lion Industrial Trust.

     THE PROPERTY. The collateral, which consists of a flex industrial, is located in the MSA's of Atlanta (5 properties), Boston (3 properties), Dallas (5 properties), Houston (5 properties), San Antonio (4 properties), Kansas City (3 properties), Los Angeles (14 properties), and Louisville (4 properties). Please see the chart below for more specific property level information.

----------------------------------------------------------------------------------------------------------
                                                                        APPROX.
                                                                        SQUARE        LOAN      PERCENT
         PROPERTY NAME                  CITY                 STATE       FEET        PSF(1)     LEASED (2)
----------------------------------------------------------------------------------------------------------
2171 KINGSTON COURT NORTH               Marietta              GA         63,214      $15.07       70.8%
KINGSTON CT. BUS. PARK # 2              Marietta              GA         76,380      $15.03       73.4%
KINGSTON CT. BUS. PARK # 3              Marietta              GA         91,663      $17.21       77.8%
KINGSTON CT. BUS. PARK # 4              Marietta              GA          9,396      $22.19       62.1%
PEACHTREE 8 & 9                         Norcross              GA         98,928      $23.91       92.4%
RECALL BTS (FIVE BEEMAN ROAD)           Northborough          MA         40,935      $36.54      100.0%
SOUTH SHORE DIST (140 LAUREL ST.) (3)   East Bridgewater      MA        468,996      $11.12       67.0%
SOUTH SHORE DIST (OFFICE)               East Bridgewater      MA         54,222      $13.73       12.9%
ALLEN STATION                           Allen                 TX        217,900      $22.42        0.0%
PEACHTREE CENTER                        Mesquite              TX        396,750      $10.98       28.5%
NORTHGATE IV, BUILDING 11               Garland               TX         69,650      $12.31        0.0%
PARKWAY PLAZA (AVENUE H)                Arlington             TX         80,199      $17.09       96.0%
WOODLANDS BUSINESS PARK                 Grand Prairie         TX         91,854      $15.02       86.0%
CENTRAL 1, 2                            Houston               TX        186,113      $11.96       72.8%
COLE CREEK BLDG. 1                      Houston               TX        197,808      $14.52       66.8%
EASTPORT 1, 3                           Houston               TX        366,595      $10.86       76.7%
WESTPARK 1, 2                           Houston               TX        131,255      $12.91       86.1%
WESTPARK 3, 4                           Houston               TX         75,314      $21.00       73.7%
SWITZER III                             Shawnee               KS        129,009      $18.85       28.8%
WESTBROOK III                           Lenexa                KS         96,448      $47.64        0.0%
WESTBROOK IV                            Lenexa                KS         49,527      $36.85       69.5%
IRWINDALE PH 1 - BUILDING 6             Irwindale             CA        324,520      $18.75      100.0%
IRWINDALE PH 1 - BUILDING 7             Irwindale             CA        155,960      $18.96      100.0%
IRWINDALE PH 1 - BUILDING 8             Irwindale             CA         41,430      $24.76      100.0%
IRWINDALE PH 1 - BUILDING 10            Irwindale             CA        140,400      $21.71      100.0%
IRWINDALE PH 1 - BUILDING 12            Irwindale             CA         93,180      $22.14       78.2%
IRWINDALE PH 1 - BUILDING 13            Irwindale             CA        206,584      $21.58       82.6%
IRWINDALE PH 1 - BUILDING 14            Irwindale             CA         35,300      $32.49       99.1%
IRWINDALE PH 1 - BUILDING 15            Irwindale             CA         31,580      $32.39       98.7%
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                        U/W RENT      LEASE
         PROPERTY NAME                 MAJOR TENANT                 SF        % NSF       PSF     EXPIRATION
---------------------------------------------------------------------------------------------------------------
2171 KINGSTON COURT NORTH              Creative Colors             30,376     48.05%      $4.89     05/31/08
KINGSTON CT. BUS. PARK # 2             Tile Contractors            15,300     20.03%      $5.53     02/28/05
KINGSTON CT. BUS. PARK # 3             Sedgefield Interiors        20,323     22.17%      $4.86     08/31/15
KINGSTON CT. BUS. PARK # 4             Vertisys Corp.               3,890     41.40%      $7.68     08/31/06
PEACHTREE 8 & 9                        Endress & Hauser            49,464     50.00%      $8.16     10/31/04
RECALL BTS (FIVE BEEMAN ROAD)          Recall Total Info.          40,935    100.00%     $10.33     06/30/15
SOUTH SHORE DIST (140 LAUREL ST.) (3)  Verizon Services           297,982     63.54%      $4.20     07/31/07
SOUTH SHORE DIST (OFFICE)              Shaws Supermarket            7,000     12.91%      $5.70     07/02/04
ALLEN STATION                          NAP                           NAP        NAP         NAP        NAP
PEACHTREE CENTER                       Gulf Medical Supply        113,215     28.54%      $3.00     06/30/11
NORTHGATE IV, BUILDING 11              NAP                           NAP        NAP         NAP        NAP
PARKWAY PLAZA (AVENUE H)               Tripmaster Corporation      16,808     20.96%      $5.50     12/31/06
WOODLANDS BUSINESS PARK                Luverne Truck Equipment     12,070     13.14%      $3.60     09/30/08
CENTRAL 1, 2                           A Luma Craft                46,400     24.93%      $2.50     10/31/08
COLE CREEK BLDG. 1                     Omnigroup, Inc.             75,744     38.29%      $3.52     02/28/10
EASTPORT 1, 3                          Kroger Texas, L.P.          71,135     19.40%      $3.00     03/31/04
WESTPARK 1, 2                          Dollar House                29,399     22.40%      $2.93     12/31/06
WESTPARK 3, 4                          Liberty Data Products        9,940     13.20%      $5.44     08/31/05
SWITZER III                            Bushnell Corp.              37,205     28.84%      $5.00        MTM
WESTBROOK III                          NAP                           NAP        NAP         NAP        NAP
WESTBROOK IV                           Champion Window             17,222     34.77%      $9.90     09/30/09
IRWINDALE PH 1 - BUILDING 6            California Community       324,520    100.00%      $4.50     10/31/11
IRWINDALE PH 1 - BUILDING 7            Turbo Wholesale            107,960     69.22%      $4.80     10/31/07
IRWINDALE PH 1 - BUILDING 8            Gibson Enterprise           41,430    100.00%      $6.37     07/31/08
IRWINDALE PH 1 - BUILDING 10           Superior Communications    140,400    100.00%      $5.30     09/30/06
IRWINDALE PH 1 - BUILDING 12           Q & B Foods, Inc.           26,263     28.19%      $7.38     08/31/05
IRWINDALE PH 1 - BUILDING 13           Brand Emporium              97,544     47.22%      $5.25     09/30/09
IRWINDALE PH 1 - BUILDING 14           Superior Communications     11,545     32.71%      $8.49     09/30/06
IRWINDALE PH 1 - BUILDING 15           Pinkerton's Inc.             4,497     14.24%     $14.04     10/31/07
--------------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------------------------
                                                              APPROX.
                                                              SQUARE        LOAN         PERCENT
         PROPERTY NAME               CITY          STATE       FEET         PSF(1)     LEASED (2)
--------------------------------------------------------------------------------------------------
IRWINDALE PH 2 - BUILDING 18     Irwindale          CA        127,440       $19.00          0.0%
IRWINDALE PH 2 - BUILDING 19     Irwindale          CA         86,650       $20.47        100.0%
IRWINDALE PH 2 - BUILDING 20     Irwindale          CA        147,583       $18.74         57.3%
IRWINDALE PH 2 - BUILDING 21     Irwindale          CA        300,000       $17.13        100.0%
IRWINDALE PH 2 - BUILDING 22     Irwindale          CA         59,890       $19.47          0.0%
IRWINDALE PH 2 - BUILDING 23     Irwindale          CA         94,560       $19.02          0.0%
DECIMAL POINT # 1                Jeffersontown      KY         30,000       $23.59        100.0%
DECIMAL POINT # 3                Jeffersontown      KY         58,200       $15.61         48.8%
DECIMAL POINT # 4                Jeffersontown      KY         31,200       $45.54         60.4%
DECIMAL POINT SERVICE CTR # 5    Jeffersontown      KY         29,824       $23.39        100.0%
1734 CENTENNIAL #1               San Antonio        TX         81,009       $10.88        100.0%
1734 CENTENNIAL #2               San Antonio        TX        110,839       $11.13        100.0%
1734 CENTENNIAL #3               San Antonio        TX        149,000        $9.17        100.0%
NETWORK TECH CENTER III          San Antonio        TX         33,855       $28.03        100.0%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                            U/W RENT      LEASE
         PROPERTY NAME            MAJOR TENANT         SF         % NSF       PSF       EXPIRATION
--------------------------------------------------------------------------------------------------
IRWINDALE PH 2 - BUILDING 18      NAP                  NAP         NAP         NAP          NAP
IRWINDALE PH 2 - BUILDING 19      California Custom   86,650     100.00%      $5.22      10/31/13
IRWINDALE PH 2 - BUILDING 20      Scholastic Inc.     84,543      57.29%      $5.10      08/31/10
IRWINDALE PH 2 - BUILDING 21      Mountain Gear      300,000     100.00%      $4.44      09/30/08
IRWINDALE PH 2 - BUILDING 22      NAP                   NAP         NAP         NAP         NAP
IRWINDALE PH 2 - BUILDING 23      NAP                   NAP         NAP         NAP         NAP
DECIMAL POINT # 1                 Impressions, Inc.   10,738      35.79%      $6.65      04/30/09
DECIMAL POINT # 3                 SE Christian        15,686      26.95%      $4.70      06/30/08
DECIMAL POINT # 4                 CSX Transportation  14,972      47.99%     $15.00      05/31/07
DECIMAL POINT SERVICE CTR # 5     Intertel Tech        6,227      20.88%      $8.40      07/31/07
1734 CENTENNIAL #1                Miller Curtain      81,009     100.00%      $2.91     3/30/2004
1734 CENTENNIAL #2                Miller Curtain     110,839     100.00%      $3.00     3/30/2004
1734 CENTENNIAL #3                Miller Curtain     149,000     100.00%      $4.00    11/30/2004
NETWORK TECH CENTER III           Twigland Fashions   21,875      64.61%      $8.24     9/22/2007
--------------------------------------------------------------------------------------------------

(1)  Loan PSF based on the allocated portion of the A-Note.

(2) Occupancy based on rent rolls dated between November 11, 2003 and December 18, 2003.

(3) Telesector Resources Group, Inc., d/b/a Verizon Services, exercised its option to terminate this lease and indicated it will vacate the premises on or before June 1, 2004. In connection with this lease termination, under certain circumstances described above under "Other Reserves," the borrower may be required to reserve up to $884,789.

     PROPERTY MANAGEMENT. The following property managers provide management at one or more of the properties listed above: Clarion, Tramwell Crow Services, Inc., Fortis Group, LLC, Levco Development Corp., and Travis Commercial Management, Ltd.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

     ADDITIONAL INDEBTEDNESS. The B-Note is secured by the same mortgages that secure the Lion Industrial Portfolio Loans.

     RELEASE AND SUBSTITUTION OF PARCELS. The borrower has the right to obtain a release of an individual mortgaged property, in connection with a substitution of a new property or a prepayment, subject to the satisfaction of conditions set forth in the loan documents, including, among other things, consent to certain conditions by the holder of the B-Note, payment of a release price equal to 110% of the allocated loan amount for such mortgaged property (in connection with a prepayment), payment of a fee (in connection with a substitution) and the satisfaction of certain DSCR and LTV tests; provided, however, if such DSCR and LTV tests are not satisfied, the loan documents permit the borrower to pay to the holders of the notes, such amount (together with prepayment premium) as would be necessary to bring the DSCR and LTV to the required level; provided further, the DSCR and LTV tests (and certain other requirements) will be waived in connection with a release that occurs in connection with the exercise of a purchase option by four tenants (defined in the related mortgages). The release price or substitution fee, as applicable, and any additional amounts paid to satisfy the DSCR and LTV tests, together with prepayment premium, will be applied as follows: (i) if the release occurs on or before January 1, 2009, 73.7% of such amount will be applied on a pro rata basis to reduce the A-Note tranche A and the B-Note tranche A, and (ii) if the release occurs after January 1, 2009, 100% of such amount will be applied on a pro rata basis to reduce the A-Note tranche B and the B-Note tranche B. In connection with a release of the parcel known as the Cole Creek Undeveloped Parcel, the release does not require satisfaction of DSCR or LTV tests or delivery of a release price. The consent rights of the holder of the B-Note regarding release and substitution will remain with the holder of the B-Note, notwithstanding any appraisal reduction that may occur with respect to the Lion Industrial Portfolio Loans.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                    MORTGAGE LOAN NO. 2 - TWO COMMERCE SQUARE


                               [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 - TWO COMMERCE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              WFB

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE: (1)              $66,000,000

CUT-OFF DATE BALANCE: (1)          $64,711,587

FIRST PAYMENT DATE:                09/09/2003

INTEREST RATE:                     6.3000%

AMORTIZATION TERM: (2)             319 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     05/09/2013

EXPECTED MATURITY BALANCE(1)       $53,222,802

SPONSOR(S):                        Thomas Development Partners, LP

INTEREST CALCULATION:              Actual / 360

CALL PROTECTION:                   31-payment lockout from date of origination,
                                   with U.S. Treasury defeasance for the
                                   following 83 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF: (1)   $135.77

UP-FRONT RESERVES:                 Debt Service:        $500,000
                                   RE Tax:              $1,412,472
                                   Insurance:           $200,255
                                   CapEx / TI / LC:     $1,388,133
                                   Other:               $25,928

ONGOING RESERVES: (3)              Debt Service:        Replenished to $500,000
                                   RE Tax:              $238,424 / month

                                   CapEx / TI / LC /
                                   Rollover Costs: (4)  $178,739 / month
                                   Other:               $2,000  /month


LOCKBOX:                           In-Place, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING: (5)                 A-/BBB-

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          Philadelphia, PA

YEAR BUILT/RENOVATED:              1991/NAP

PERCENT LEASED: (6)                97.5%

SQUARE FOOTAGE:                    953,276

THE COLLATERAL:                    40-story Class A office building

OWNERSHIP INTEREST:                Fee

                                                               LEASE
MAJOR TENANTS                      % NRA       RENT PSF      EXPIRATION
-------------                      -----       --------      ----------
New York Central Lines             38.6%        $30.00       06/23/2008
                                   40.4%        $30.00       06/23/2009
                                   -----        ------
                                   79.0%        $30.00

Ernst & Young                      7.7%         $18.00       09/30/2013
                                   1.5%         $24.00       09/30/2007
                                   ----         ------
                                   9.1%         $18.96

PROPERTY MANAGEMENT:               Thomas Development Partners, LP

U/W NET CASH FLOW:                 $22,949,980

APPRAISED VALUE: (7)               $205,000,000

CUT-OFF DATE LTV RATIO: (1)        63.1%

LTV RATIO AT MATURITY: (1)         51.9%

U/W DSCR: (8)                      1.70x
--------------------------------------------------------------------------------

(1) The subject $66,000,000 loan represents a 50.0% pari passu interest in a $132,000,000 first mortgage loan secured by the Two Commerce Square Property. The LTV, DSCR and Loan per SF numbers in this table are based on the entire $132,000,000 first mortgage loan.

(2) See Appendix B, to the prospectus supplement, footnotes for a more detailed explanation of the varying P&I payments.

(3) In the event the Two Commerce Square Borrower receives an amount from any tenant relating to the termination of such tenant's lease, the Two Commerce Square Borrower is required to deposit such amount into an escrow account for certain tenant improvements, leasing commissions and rent deficiencies that may be incurred with respect to such lease termination.

(4) From and after 07/01/2009, the monthly CapEx/TI/LC/Rollover deposit will be $79,440.

(5) Fitch Ratings and Standard and Poor's have confirmed that the Two Commerce Square Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A-"/"BBB-" by Fitch Inc. and Standard and Poor's Ratings Services, respectively.

(6)  Percent Leased is based on the rent roll dated October 31, 2003.

(7)  As of May 16, 2003.

(8) DSCR is based on net cash flow and average debt service for 03/2004 through 02/2005, which includes $5,372,938 of amortization.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE TWO COMMERCE SQUARE LOAN.

     THE LOAN. The second largest loan (the "Two Commerce Square Loan") is a $66,000,000 pari passu note (the "Two Commerce Square Note") in a $132,000,000 first mortgage loan that is secured by a first priority Mortgage, Assignment of Leases and Rents and Security Agreement (the "Two Commerce Square Mortgage") encumbering a 40-story Class A office tower known as Two Commerce Square and located in Philadelphia, PA (the "Two Commerce Square Property"). The Two Commerce Square Loan is part of a mortgage loan that was originated in 1990 as a construction loan by Bank of America National Trust and Savings Association ("B of A"), restructured by B of A in 1996, purchased by Morgan Stanley Mortgage Capital, Inc. ("MSMC") and Deutsche Bank Trust Company Americas ("DB") in 2002 and completely restructured on 07/31/2003.

     THE BORROWER. The borrower is Philadelphia Plaza-Phase II, LP, a Pennsylvania limited partnership (the "Two Commerce Square Borrower") that owns no material asset other than the Two Commerce Square Property and related interests. The Two Commerce Square Borrower was not originally structured as a bankruptcy remote entity; however in connection with the 07/31/2003 restructuring of the Two Commerce Square Loan, the Two Commerce Square Borrower agreed to comply with certain special purpose entity covenants. The Two Commerce Square Borrower is sponsored by Thomas Development Partners, LP, which owns approximately 8.5 million SF of office space nationwide and has approximately an additional 6 million SF under development.

     THE PROPERTY. The Two Commerce Square Property is a 40-story Class A office building that contains approximately 953,276 sq.ft. Constructed in 1991, the property is located in the Market West submarket of Center City Philadelphia. Center City contains over 100 office buildings totaling over 44 million SF and contains many of Philadelphia's cultural attractions, including Independence Hall, the Liberty Bell, the United States Mint, the Franklin Institute and the Philadelphia Museum of Art. The Market West section of Center City contains all of the new generation office towers built in Philadelphia in the 1980s and 1990s. Chestnut and Walnut Streets, which are located two and three blocks south of Two Commerce Square, respectively, are the major retail centers in Center City.

     SIGNIFICANT TENANTS. New York Central Lines ("NYCL"), which leases assets to Conrail, Inc. (the owner of the primary freight railroad system serving the US northeast and northwest and Canada), leases 752,999 sq.ft. (79.0% of the total square footage) in the Two Commerce Square Property. Approximately one-half of this space expires 06/23/2008 and the balance of such space expires 06/23/2009. NYCL does not currently occupy any of the space covered by this lease (the "NYCL Lease"); however, 685,968 sq. ft. (91.1%) of this space has been sublet to approximately 11 different subtenants. 50.0% of the square footage covered by these subleases (the "NYCL Subleases") are sublet for terms that expire after the expiration of the NYCL lease and convert to direct leases with the Two Commerce Square Borrower upon such expiration of NYCL's lease. NYCL's total rent obligation is approximately $41.83/SF and the average total rent obligation under the NYCL Subleases are currently approximately $24.39/SF; however, as a result of contractual rent steps and/or additional rent from these subtenants, the rent paid under the NYCL Sublease that will convert to direct leases upon the expiration of the NYCL Lease may be higher.

     PROPERTY MANAGEMENT. The Two Commerce Square Property is managed by Thomas Development Partners, LP, the sponsor of the Two Commerce Square Borrower. Such property manager also manages an office building known as One Commerce Square, which is located across an open-air plaza from Two Commerce Square Property and is owned by an affiliate of the Two Commerce Square Borrower. An affiliate of the Two Commerce Square Borrower also owns the office building known as One Commerce Square, which is located across the street from, and is managed by the same property manager as, the Two Commerce Square Property.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

     MEZZANINE LOANS AND PREFERRED EQUITY INTERESTS. Affiliates of DB have made three mezzanine loans to the Two Commerce Square Borrower. The 100% equity owner of the Two Commerce Square Borrower (the "Two Commerce Square Senior Mezzanine Borrower") has pledged such equity interests as collateral for a $49,130,000 senior mezzanine loan (the "Two Commerce Square Senior Mezzanine Loan"). The Two Commerce Square Senior Mezzanine Loan matures 01/09/2010, and has an initial interest rate of 17.1%, adjusting monthly so that the combined interest rate of the A notes and Two Commerce Square Senior Mezzanine Loan equals 9.23%. and the senior mezzanine loan has total scheduled amortization payments of $12,095,868 during its term. The 100% equity owner of the Two Commerce Square Senior Mezzanine Loan Borrower (the "Two Commerce Square Class A Junior Mezzanine Borrower") has pledged such equity interests as collateral for a $3,500,000 mezzanine loan (the "Two Commerce Square Class A Junior Mezzanine Loan"). The Two Commerce Square Class A Junior Mezzanine Loan is an interest only, fixed rate loan that matures 01/09/2010. The 100% equity owner of the Two Commerce Square Class A Junior Mezzanine Loan Borrower (the "Two Commerce Square Class B Junior Mezzanine Borrower") has pledged such equity interests as collateral for a $24,457,340 mezzanine loan (the "Two Commerce Square Class B Junior Mezzanine Loan"). The Two Commerce Square Class B Junior Mezzanine Loan is an interest only (accrual), fixed rate loan that matures 01/09/2010 (such maturity date may be extended to 07/09/2011) at the sole direction of the lender under the Two Commerce Square Class B Junior Mezzanine Loan. The Two Commerce Square Borrower is the borrower under each of the foregoing mezzanine loans; however such loans provide that there is no recourse to the Two Commerce Square Borrower or the Two Commerce Square Property for repayment thereof, but instead each mezzanine lender has recourse only to the related collateral thereunder. A $2,000,000 preferred equity contribution by Thomas Development Partners - CS, LLC, an affiliate of the Two Commerce Square Borrower, was made to TCS SPE 2, L.P., the guarantor of the Two Commerce Square Class A Junior Mezzanine Loan. Payments on such preferred equity are required to be made on a pro rata basis with payments on the Two Commerce Square Class A Junior Mezzanine Loan. The total outstanding amount, as of September 1, 2003 ,of the mortgage loans, mezzanine loans and preferred equity relating to the Two Commerce Square Property is approximately $211,087,340, which is greater than the $205,000,000 appraised value of the Two Commerce Square Property. The Two Commerce Square mezzanine loans mature prior to the maturity date of the Two Commerce Square Loan and, if not repaid at their maturity, may result in a change of control of the related borrower. The Two Commerce Square Loan may not be refinanced unless the Two Commerce Square Borrower obtains the prior consent of the Two Commerce Square mezzanine lenders.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                     MORTGAGE LOAN NO. 3 - THE CURTIS CENTER



           [PICTURE OMITTED]                      [PICTURE OMITTED]



                                [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 3 - THE CURTIS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $63,000,000

CUT-OFF DATE BALANCE:              $62,710,316

FIRST PAYMENT DATE:                11/01/2003

INTEREST RATE:                     6.0900%

AMORTIZATION TERM:                 360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     10/01/2013

EXPECTED MATURITY BALANCE:         $53,688,216

SPONSOR(S):                        Oaktree Capital Management, LLC and
                                   affiliated real estate opportunity funds

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   24-payment lockout from date of origination,
                                   subject to prepayment with a premium equal to the greater of 1% and yield maintenance for the following 88 payments and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:       $74.82

UP-FRONT RESERVES:                 RE Tax:       $1,165,014
                                   Insurance:    $135,901
                                   Replacement:  $10,497
                                   TI / LC:      $62,500

ONGOING RESERVES:                  RE Tax:       $166,431 / month
                                   Insurance:    $33,975 / month
                                   Replacement:  $10,497 / month
                                   TI / LC:      $62,500 / month

LOCKBOX:                           In-Place, Hard
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          Philadelphia, PA

YEAR BUILT/RENOVATED:              1909 - 1921 / 1984

OCCUPANCY RATE: (1)                85.6%

SQUARE FOOTAGE:                    838,168

THE COLLATERAL:                    A Class A office building located in Center
                                   City Philadelphia, PA with historical
                                   landmark designation.

OWNERSHIP INTEREST:                Fee

                                                                LEASE
MAJOR TENANTS                      % NRA       RENT PSF      EXPIRATION
-------------                      -----       --------      ----------
GSA                                24.4%       $21.52        Various
Elsevier Science Inc.              12.9%       $19.20        06/30/2006
Margolis Edelstein                 8.4%        $18.30        06/30/2006

PROPERTY MANAGEMENT:               The Kevin F. Donohoe Company, Inc., an
                                   affiliate of the borrower.

U/W NET CASH FLOW:                 $6,261,277

APPRAISED VALUE: (2)               $84,500,000

CUT-OFF DATE LTV RATIO:            74.2%

LTV RATIO AT MATURITY:             63.5%

U/W DSCR:                          1.37x
--------------------------------------------------------------------------------

(1)  Occupancy is based on rent roll dated October 31, 2003.

(2)  As of July 22, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE CURTIS CENTER LOAN.

     THE LOAN. The third largest loan (the "Curtis Center Loan") is a $63,000,000 first mortgage loan, secured by the borrower's fee simple interest in a Class A office building located in Philadelphia, Pennsylvania.

     THE BORROWER. The borrower is Independence Square Venture, L.P., a single purpose entity with two independent directors; the borrower has no material assets other than the property and related interests. The lender received a non-consolidation opinion at closing. The borrower is sponsored by a number of real estate funds managed by Oaktree Capital Management, LLC, a U.S.-based investment management firm with more than $26 billion in assets under management as of September 30, 2003. Oaktree Capital Management, LLC was founded in April 1995 by seven of its principals and has since grown to comprise 11 principals and 275 staff members in New York, Los Angeles, Tokyo, London and Singapore.

     THE PROPERTY. The Curtis Center, a designated historic landmark, is a 838,168 sq.ft. Class A office building located in Philadelphia, Pennsylvania directly west of Independence Square and directly north of Washington Square. The property was constructed in various stages between 1909 and 1921, and in 1984 it underwent a significant $80 million renovation. In addition, over the past five years, the borrower has spent an additional $12.0 million in tenant improvements and $3.2 million in capital expenditures. The Curtis Center offers numerous amenities to its tenants including: a 300-space valet parking garage located on the two below-ground levels, a 2,511 sq.ft. conference center on the 7th floor; a 3,723 sq.ft. health club on the lower level and a separate 2,800 sq.ft. health club that is leased and operated by the U.S. Department of Labor for its own employees in the building; a postal center; a free concierge service located in the lobby; a child care center for the employees; and a free limousine service.

     The Curtis Center is located in close proximity to many public transportation options, as well as many major highways and thoroughfares. All of the major public transportation options serving the central business district of Philadelphia -- including SEPTA commuter train lines to the western Philadelphia suburbs, the PATCO High Speed train line to New Jersey, the Market/Frankford subway and elevated train lines, and SEPTA's Center City bus loop -- stop within a few blocks of The Curtis Center. The Philadelphia CBD is home to over 9,000 businesses, the highest concentration of firms in the Philadelphia region. The Philadelphia CBD has had only one major addition of office space into the submarket in the last ten years.

     SIGNIFICANT TENANTS. The property is currently 85.6% occupied by over 55 tenants. Approximately 44% of the NRA is occupied by investment grade tenants.

     U.S. General Services Administration (GSA) occupies 204,914 sq.ft., (24.4% of the NRA; implied rating of AAA/Aaa/AAA by S/M/F, respectively), under various leases for government agencies such as the Department of Labor, Alcohol, Tobacco & Firearms (ATF), Department of Justice, US Trustees Office, International Trade Administration and several others. The Department of Labor is the largest agency tenant, occupying 137,387 sq.ft. with a lease expiring in March 2010. The current weighted average base rent for all the GSA space is $21.52psf.

     Elsevier Science Inc. occupies 107,895 sq.ft. (12.9% of the NRA) under a lease for $19.20psf expiring in June 2006. Elsevier Science Inc. is the United States division of Elsevier Science, which is a wholly-owned subsidiary of Reed Elsevier (rated A-/-/A- by S/M/F, respectively), a publicly traded company headquartered in both England and The Netherlands. Reed Elsevier is a significant publisher and information provider in the following four core segments: Science & Medical, Legal, Education, and Business. The company has offices in North America, Europe, Asia and employs approximately 36,000 people. Elsevier Science Inc. has been a tenant at The Curtis Center since 1988.

     Margolis Edelstein occupies 70,591 sq.ft. (8.4% of the NRA) under a lease for $18.30psf expiring in June 2006. Margolis Edelstein was started almost forty years ago as an insurance defense law firm and has evolved into a full


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

service litigation firm defending the interests of corporations and insurance carriers. Margolis Edelstein has been a tenant at The Curtis Center since 1990.

     PROPERTY MANAGEMENT. The property is managed by The Kevin F. Donohoe Company, Inc., an affiliate of the borrower. The Kevin F. Donohoe Company, Inc. has managed the property since 1984 and oversaw the extensive renovation that transformed the property into a modern, Class A office building.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

     ADDITIONAL INDEBTEDNESS. There exists a second mortgage of approximately $31.8 million held by OCM Independence Holding, L.L.C. The second mortgage is subject to an intercreditor agreement and subordination and standstill agreement. No future additional debt is permitted.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                     MORTGAGE LOAN NO. 4 - AURORA CITY PLACE



[PICTURE OMITTED]



                               [PICTURE OMITTED]



                                                               [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4 - AURORA CITY PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE: (1)              $48,955,840

CUT-OFF DATE BALANCE:              $48,892,750

FIRST PAYMENT DATE: (1)            03/01/2004

INTEREST RATE:                     5.5170%

AMORTIZATION TERM: (1)             353 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     07/01/2013

EXPECTED MATURITY BALANCE:         $41,273,421

SPONSOR(S):                        Weingarten Realty Investors and Stewart
                                   Miller

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   16-payment lockout from date of origination,
                                   subject to prepayment with a premium equal to the greater of 1% and yield maintenance for the following 96 payments, and open to prepayment without premium thereafter until loan maturity. The loan permits partial prepayment after June 30, 2005 in order to avoid a cash management trigger event.

CUT-OFF DATE BALANCE PER SF:       $147.42

UP-FRONT RESERVES:                 RE Tax:            $96,407
                                   TI/LC:             $9,678
                                   Other: (2)         $1,094,010

ONGOING RESERVES:                  RE Tax:            $48,203 / month
                                   Insurance: (3)     Springing
                                   TI/LC:             $9,678 / month
                                   Replacement: (4)   Springing

LOCKBOX:                           In-Place, Soft/Hard
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Aurora, CO

YEAR BUILT/RENOVATED:              2002 / NAP

PERCENT LEASED: (5)                98.5%

SQUARE FOOTAGE:                    331,657

THE COLLATERAL:                    A newly constructed power center located in
                                   Aurora, Colorado approximately 10 miles
                                   southeast of the Denver CBD.

OWNERSHIP INTEREST:                Fee

                                                                  LEASE
MAJOR TENANTS                      % NRA       RENT PSF         EXPIRATION
-------------                      -----       --------         ----------
Sportsman's Warehouse              13.8%        $12.56          10/31/2017
Linens 'N Things                   10.6%        $11.02          01/31/2019
Ross Dress for Less                 9.2%        $11.42          01/31/2014

PROPERTY MANAGEMENT:               Miller Weingarten Realty, LLC

U/W NET CASH FLOW:                 $5,146,933

APPRAISED VALUE: (6)               $65,700,000

CUT-OFF DATE LTV RATIO:            74.4%

LTV RATIO AT MATURITY:             62.8%

U/W DSCR:                          1.53x
--------------------------------------------------------------------------------

(1) The loan was funded in two stages, $42 million was funded on June 30, 2003 and $7.25 million was funded as an earnout on January 12, 2004. All balance and seasoning related calculations are based on the amended and restated loan with an original balance of $48,955,840, original term of 113 months, and original amortization of 353 months.

(2) Balance as of 01/12/2004. For any underwritten In-Place Tenant that was not in occupancy and paying Full Rent at Closing, BSCMI held back two years worth of base rent and estimated expense recoveries in addition to the cost of any tenant improvements that were unpaid. All of the tenants are projected to be in place by March 1, 2004. The original balance of the escrow was $4,697,211.

(3) Monthly insurance reserves equivalent to 1/12 of a 12 month insurance expense to spring if the borrower fails to provide evidence of payment.

(4) Beginning August 1, 2006, a monthly escrow equal to $0.15 PSF / year will be required.

(5)  Percent leased based on rent roll dated January 31, 2004.

(6) Stabilized value as of December 1, 2003 based upon the completion of construction and occupancy stabilization. The June 20, 2003 "As Is" value was $63,900,000.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE AURORA CITY PLACE LOAN.

     THE LOAN. The fourth largest loan (the "Aurora City Place Loan") is a $48,955,840 first mortgage loan, secured by the borrower's fee simple interest in an anchored retail center located in Aurora, Colorado. The loan was funded in two stages, $42 million was funded on June 30, 2003 and $7.25 million was funded as an earnout on January 12, 2004.

     THE BORROWER. The borrower is Weingarten/Miller/Aurora II LLC, a Colorado limited liability company, a single purpose entity whose managing member has an independent director; the borrower has no material assets other than the property and related interests. A non-consolidation opinion was delivered at closing. The sponsors are Weingarten Realty Investors (NYSE: WRI; rated A/A3/- by S/M/F) and Stewart Miller. WRI is a Houston-based equity real estate investment trust with over $2.7 billion in assets as of September 2003. WRI's portfolio consists of 316 properties located in 50 markets over 19 states. Stewart Miller has been a commercial real estate developer for more than 30 years, overseeing the development and marketing of 3.5 million sq.ft. of retail space.

     THE PROPERTY. The property consists of a 331,657 sq.ft., newly constructed power center in Aurora, Colorado, approximately 10 miles southeast of the Denver CBD. The center is shadow anchored by a 182,000 sq.ft. Super Target (not part of the collateral) and is anchored by 5 big box tenants including Sportsman's Warehouse, Linens `N Things, Ross Dress For Less (rated BBB/-/- by S/M/F), Barnes & Nobles and Petsmart.

     Aurora City Place is located in a dense in-fill location with good demographics. The property is strategically located directly off of I-225 and across the street from the Aurora Mall, a major 1,014,000 sq.ft. regional mall, which is owned by Simon Property Group and anchored by JC Penney, Foley's and Sears. Simon is currently in the middle of a $100 million renovation, which includes the addition of a 180,000 sq.ft. Dillard's that is scheduled to open in 2005. I-225 is a major local freeway that provides direct access to the Denver CBD and has a traffic count of approximately 109,000 vehicles per day. In addition, there are 5 new residential projects under construction within 1 mile of the property.

     SIGNIFICANT TENANTS: As of January 31, 2004, the property was approximately 98.5% leased by over 45 tenants.

     Sportsman's Warehouse occupies 45,794 sq.ft. (13.8% of NRA) under a lease for $12.56psf expiring in October 2017 with four 5-year extension options. Sportsman's Warehouse is a privately held sporting goods retailer that offers hunting, fishing, camping, optics, clothing and footwear merchandise. Sportsman's Warehouse was founded in Midvale, Utah in 1986 and has since evolved into a 20-store national retailer focusing exclusively on the outdoor sports enthusiast. According to Dun & Bradstreet, Sportsman's Warehouse had sales of $125.3 million in 2002, $77.0 million in 2001, and $52.0 million in 2000. Based on conversations with the property manager, 2003 sales at the property are over $300psf.

     Linens `N Things (NYSE: LIN) occupies 35,000 sq.ft. (10.6% or NRA) under a lease for $11.02psf expiring in January 2019 with three 5-year extension options. Founded in 1975, Linens 'N Things, Inc. is a national large-format retailer of home textiles, housewares and home accessories, operating 391 stores in 45 states and four Canadian provinces as of fiscal year end 2003. Net sales for fiscal 2002 were $2.2 billion, an increase of 19.8% over fiscal 2001 sales of $1.8 billion. Net income for fiscal 2002 was $69.2 million, an increase of 133% over fiscal 2001 net income of $29.7 million. The company is growing as it opened 55 stores in the fiscal year 2002. LIN currently has a market capitalization of approximately $1.3 billion.

     Ross Stores, Inc. (NASDAQ: ROST; rated BBB/-/- by S/M/F), occupies 30,408 sq.ft. (9.2% of NRA) under a lease for $11.42psf expiring in January 2014 with four 5-year extension options. Ross Stores, Inc. began in 1982 with six stores in the San Francisco Bay Area. At the end of fiscal 2002, there were 507 Ross `Dress For Less' Stores in 23 states. The average new store features approximately 30,000 gross square feet in a self-service format that is conveniently located in a neighborhood shopping center. Net sales for fiscal 2002 were $3.5 billion, an increase of 18% over fiscal 2001 sales of $3.0 billion. Net income for fiscal 2002 was $201.2 million, an increase of 30% over fiscal 2001 net income of $155.0 million. As of February 1, 2003, the Company operated 507 stores in the U.S.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

     PROPERTY MANAGEMENT. Miller Weingarten Realty, LLC, an affiliate of the borrower, manages the property. Miller Weingarten Realty, LLC developed the property and is a joint venture between Miller Development, Inc. and Weingarten Realty Investors, Inc.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                    MORTGAGE LOAN NO. 5 - GREAT NORTHERN MALL



            [PICTURE OMITTED]



                                                [PICTURE OMITTED]



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 5 -- GREAT NORTHERN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              PMCF

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $43,000,000

CUT-OFF DATE BALANCE:              $42,853,667

FIRST PAYMENT DATE:                01/01/2004

INTEREST RATE:                     5.1100%

AMORTIZATION TERM:                 360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

EXPECTED MATURITY BALANCE:         $35,565,834

MATURITY DATE:                     12/01/2013

SPONSOR(S):                        Wilmorite Holdings, L.P.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   28-payment lockout from date of origination,
                                   with U.S. Treasury defeasance for the
                                   following 88 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:       $84.90

UP-FRONT RESERVES:                 NAP

ONGOING RESERVES:                  Tax: (1)             Springing
                                   Insurance: (1)       Springing
                                   Replacement: (2)     Springing
                                   Leasing: (3)         Springing

LOCKBOX:                           In-Place, Hard (A/B)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING: (4)                A/AA

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Retail

PROPERTY SUB-TYPE:                Anchored

LOCATION:                         Clay, NY

YEAR BUILT/RENOVATED:             1988/2003

PERCENT LEASED: (5)               91.8%

SQUARE FOOTAGE:                   504,743

THE COLLATERAL:                   A regional mall in suburban Syracuse

OWNERSHIP INTEREST:               Fee

                                                               LEASE
MAJOR TENANTS                     % NRA       RENT PSF       EXPIRATION
-------------                     -----       --------       ----------
The Bon-Ton                       19.5%         $5.00        1/31/2006
Dick's Clothing &  Sporting       12.9%        $11.00        8/31/2008
Hoyt's Cinemas #460               7.0%          $8.81        10/31/2013
(Regal Cinemas)

PROPERTY MANAGEMENT:              Wilmorite Property Management, LLC

U/W NET CASH FLOW:                $6,147,922

APPRAISED VALUE:  (6)             $75,700,000

CUT-OFF DATE LTV RATIO:           56.6%

LTV RATIO AT MATURITY:            47.0%

U/W DSCR:                         2.19x
--------------------------------------------------------------------------------

(1) Tax and insurance reserves commence upon the occurrence of a "Sweep Event." Each of the following is a "Sweep Event": (i) an event of default, (ii) the DSCR dropping below 1.35x, and/or (iii) any portion of the space occupied by any of Bon-Ton, Sears, Kaufmann's, and Dick's Clothing & Sporting, or any replacement anchor tenant is vacant or dark at the same time. Payments to the reserve will cease if the borrower cures (in accordance with the loan documents) the condition that triggered the sweep (a "Sweep Cessation Event").

(2) Upon the occurrence of a Sweep Event and continuing until a Sweep Cessation Event, deposits of $10,509 per month into a replacement reserve shall commence.

(3) Upon the occurrence of a Sweep Event and continuing until a Sweep Cessation Event, deposits of $33,684 per month into a leasing reserve shall commence.

(4) Fitch Inc. and Standard and Poor's Ratings Services have confirmed that the Great Northern Mall Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A"/"AA" by Fitch Inc. and Standard and Poor's Ratings Services, respectively.

(5)  Percent leased is based on the rent roll dated September 16, 2003.

(6)  As of October 24, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE GREAT NORTHERN MALL LOAN.

     THE LOAN. The fifth largest loan (the "Great Northern Mall Loan") is evidenced by a promissory note and is secured by a mortgage on the Great Northern Mall in Clay, New York, which is located approximately 12 miles northwest of downtown Syracuse.

     THE BORROWER. The borrower is Great Northern SPE, LLC, a bankruptcy-remote single purpose Delaware limited liability company. Borrower's counsel delivered a non-consolidation opinion in connection with loan closing. The loan sponsor is Wilmorite Holdings, L.P., the operating partnership for Wilmorite Properties, Inc., a private REIT. Wilmorite Properties, Inc. is a leading commercial real estate development and management company, and is one of the largest shopping center owners and managers in the United States. According to Wilmorite Holdings, L.P., the company owns and manages 14 regional enclosed shopping malls and two open-air strip centers in eight states, encompassing more than 15,000,000 SF of retail space.

     THE PROPERTY. Great Northern Mall is a retail center totaling approximately 897,687 SF, of which approximately 504,743 SF are collateral for the Great Northern Mall Loan. Tenants include Sears, The Bon-Ton, Kaufmann's, Dick's Clothing & Sporting, Regal Cinemas, H&M, Old Navy, and The Gap. There are also two large outparcel tenants: BJ's Wholesale Club and Toys "R" Us. The Sears space and the Kaufmann's space are company-owned and are not part of the subject collateral. The borrower has the fee interest in The Toys "R" Us parcel but does not own the improvements. BJ's Wholesale Club owns its own land and improvements and it is not part of the collateral. According to the borrower, year-end sales for the center (excluding the outparcels and anchors that own their own site and improvements) averaged $214/SF. Based on information provided by the borrower, the average 2002 occupancy cost ratios were 13.3% for in-line tenants, 4.7% for anchor tenants, and 9.9% overall.

     The Great Northern Mall is located in Onondaga County, approximately 12 miles northwest of downtown Syracuse. It is located on State Route 31, which provides access to and from the Syracuse metro area. Directly across the street is Marketfair North, an approximately 140,000 SF community center anchored by AC Moore, Staples and Marshall's. Other retail developments along Route 31 include a Wal-Mart and Sam's Club, a Wegman's grocery, and a power center anchored by Home Depot, Target, Bed Bath & Beyond, Price Chopper and TJ Maxx.

     SIGNIFICANT TENANTS: Based on a rent roll dated as of September 2003, the collateral is approximately 91.8% leased to nearly 100 tenants.

     The Bon-Ton leases approximately 98,484 SF (approximately 19.5% of the collateral NRA) under a lease for $5.00 PSF expiring in January 2006. The Bon-Ton Department Stores, Inc. is a regional department store chain now operating approximately 142 stores in 16 states under the names of Bon-Ton and Elder-Beerman. The store sells brand name apparel, cosmetics, shoes, accessories and distinctive home fashions, as well as exclusive private-label merchandise.

     Dick's Clothing & Sporting leases approximately 65,000 SF (approximately 12.9% of the collateral NRA) under a lease for $11.00 PSF expiring in August 2008. Dick's Clothing & Sporting is a full-line sporting goods retailer offering a broad assortment of brand name sporting goods equipment, apparel and footwear in a specialty store environment. The company operates approximately 145 stores in 26 states throughout the Eastern half of the United States.

     Hoyt's Cinemas #460 (Regal Cinemas) leases approximately 35,239 SF (approximately 7.0% of the collateral NRA) under a lease for $8.81 PSF expiring in October 2013. Regal Cinemas is part of Regal Entertainment Group, a major theater owner in the United States. Regal Entertainment Group is comprised of Regal Cinemas, United Artists Theatres and Edwards Theatres, operating approximately 6,119 screens in 562 locations in 39 states.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

     PROPERTY MANAGEMENT. The property is managed by Wilmorite Property Management, LLC, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE: None.

     RELEASE OF PARCELS. The borrower is permitted to release all or any portion of (i) the vacant land and parking lot surrounding the property and (ii) the
3.991 acre Bon-Ton parcel, upon satisfaction of certain conditions set forth in the loan documents, including confirmation from the rating agencies that such release will not cause any adverse impact on the ratings of the certificates and the delivery of a REMIC opinion. In addition, with respect to the release of The Bon-Ton parcel, after taking into account the requested release, the portion of the property remaining after the release must achieve a minimum DSCR and maximum LTV Ratio as more particularly set forth in the loan documents; provided that, if the remaining property does not satisfy either test, a letter of credit may be delivered to the lender in an amount sufficient to reduce the outstanding principal balance of the loan to satisfy the foregoing tests.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                      MORTGAGE LOAN NO. 6 - TRINITY CENTRE



              [PICTURE OMITTED]



                                                [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 6 - TRINITY CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE: (1)              $39,400,000

CUT-OFF DATE BALANCE: (1)          $39,400,000

FIRST PAYMENT DATE:                12/01/2003

INTEREST RATE:                     5.910%

AMORTIZATION TERM:                 Yrs. 1-2: IO
                                   Yrs. 3-7: 324 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     11/01/2010

EXPECTED MATURITY BALANCE: (1)     $36,193,392

SPONSOR(S):                        Richard Cohen

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   28-payment lockout from date of origination,
                                   with U.S. Treasury defeasance for the
                                   following 55 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF: (1)   $116.46

UP-FRONT RESERVES:                 RE Tax:        $1,230,833
                                   Insurance:     $26,100
                                   Cap Ex:        $14,081
                                   TI/LC:         $391,667
                                   Deferred
                                   Maintenance:   $768,585
                                   Other: (2)     $3,417,367

ONGOING RESERVES:                  RE Tax:         $246,167 / month
                                   Insurance: (3)  Springing
                                   Cap Ex: (1)     $14,081 / month
                                   TI/LC:          $141,667 / month

LOCKBOX:                           In-Place, Hard
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          New York, NY

YEAR BUILT/RENOVATED:              1905 & 1907 / 2002

PERCENT LEASED: (4)                82.6%

SQUARE FOOTAGE:                    845,765

THE COLLATERAL:                    Two adjacent office buildings with street
                                   level retail space located in the Financial
                                   District of Manhattan in New York City.

OWNERSHIP INTEREST:                Fee

                                                           LEASE
MAJOR TENANTS                      % NRA    RENT PSF     EXPIRATION
-------------                      -----    --------     ----------
Financial Guaranty
Insurance Company                  14.5%     $29.78      12/31/2006
GJF Construction
Corporation                        4.6%      $17.50      06/30/2007
First Options of Chicago           3.9%      $30.40      02/28/2005

PROPERTY MANAGEMENT:              Capital Properties NY LLC

U/W NET CASH FLOW:                $11,481,126

APPRAISED VALUE: (5)              $145,000,000

CUT-OFF  DATE LTV RATIO:(1)       67.9%

LTV  RATIO AT  MATURITY:          62.4%

U/W DSCR: (1)                     1.95x
--------------------------------------------------------------------------------

(1) The subject $39,400,000 loan represents a 40% pari passu interest in a $98,500,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $98,500,000 financing.

(2) An escrow was established at closing to cover new tenants that were not in occupancy at closing. The escrow will be released to borrower pro rata as each such tenant is in occupancy and open for business, subject to further holdbacks for free rent and borrower's achievement of minimum property-level occupancy thresholds.

(3) The borrower will be required to escrow 1/12 of annual insurance premiums monthly only in the event that the borrower fails to provide acceptable evidence of payment of required insurance premiums. A replacement reserve for capital expenditures in the amount of $14,081 per month will be collected. TI/LC reserve payments of $141,667 per month are required through January 1, 2007 and $104,167 per month thereafter subject to a cap of $1,700,000.

(4)  Percent leased is based on the rent roll dated November 4, 2003.

(5)  As of August 1, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE TRINITY CENTRE LOAN.

     THE LOAN. The sixth largest loan (the "Trinity Centre Loan") is a $39,400,000 pari passu note in a $98,500,000 first mortgage loan, secured by the borrower's fee simple interest in two adjacent office buildings totaling 845,765 sq.ft., located in the Financial District of Manhattan in New York, New York.

     THE BORROWER. The borrower is Trinity Centre LLC, that owns no material assets other than Trinity Centre and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsor, Richard Cohen of Capital Properties, has owned the property since 2000.

     THE PROPERTIES. Trinity Centre consists of two adjacent, multi-tenant, pre-war office buildings with street level retail situated at 111 and 115 Broadway, just north of Trinity Church in the core of the Downtown office market of New York City. Trinity Centre has direct in-house subway access to the Lexington Avenue express trains and is situated less than two blocks from the New York and American Stock Exchanges and the PATH terminal. Trinity Centre is comprised of two buildings which encompass 845,765 sq.ft. of NRA (recently re-measured by the borrower at 938,375 sq.ft.). The buildings are characterized by Gothic Revival facades of glazed terra cotta and limestone, and each of the buildings has been designated as a New York City landmark. Trinity Centre is currently approximately 83% leased by a diverse rent roll of over 100 tenants. Additionally, the property has recently experienced new leasing activity with over 27 new and renewed leases, totaling approximately 178,000 sq.ft., executed since January of 2002. Approximately 30% of the total rental income is derived from investment grade rated tenants.

     SIGNIFICANT TENANTS. As of November 4, 2003, the property is 82.6% leased to over 100 tenants. Approximately 30% of the NRA is leased to investment grade tenants.

     Financial Guaranty Insurance Company ("FGIC"; rated AAA/Aa2/AAA by S/M/F, respectively) leases 122,500 sq.ft. (14.5% of the NRA) under a lease for $29.78psf expiring in December 2006 with two 5-year extension options. Of the FGIC space, approximately 43% is sublet to the Port Authority of New York and New Jersey, 14% is sublet to Abrams, Gorelick, Friedman & Jaccobson while the remainder of the space is vacant. The Port Authority of New York and New Jersey operates and maintains airports, tunnels, bridges, a commuter rail system, shipping terminals, and other facilities within the Port District.

     GJF Construction Corporation occupies 38,802 sq.ft. (4.6% of the NRA) under a lease for $17.50psf expiring in June 2007. GJF Construction Corporation d/b/a Builders Group, is a privately held construction corporation that was created in 1986 and has worked on construction projects for clients such as: AT&T, Tiffany & Co., St. Vincent's Hospital, Merrill Lynch, Deutsche Bank and the Bank of New York. GJF Construction Corporation initially worked on projects solely in New York City, Long Island and New Jersey and has expanded beyond this region to working throughout the country.

     First Options of Chicago occupies 32,769 sq.ft. (3.9% of the portfolio NRA) under a lease for $30.40psf expiring in February 2005 with one 5-year extension option. First Options of Chicago was founded in 1972 by O'Connor & Company. Since then, the firm has grown to become a significant clearing and executions firm for options market makers and futures commission merchant in the world. First Options was purchased by Spear Leeds & Kellogg in 1977. Headquartered in Chicago, the firm maintains offices in San Francisco, New York, and Philadelphia. Their real-time trading system has the capacity to handle up to 30,000 transactions per second, and support more than 2,000 clients in any given day.

     PROPERTY MANAGEMENT. The property is managed by Capital Properties NY LLC, an affiliate of the sponsor of the borrower. Capital Properties is a New York based real estate company which has been involved in the development, acquisition, and management of over 16,000 apartment units and 5 million square feet of office space since 1977.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

     MEZZANINE INDEBTEDNESS. An affiliate of the borrower has incurred mezzanine financing in the initial principal amount of $37,705,270, which accrues interest at a fixed rate of 7.0%. The mezzanine loan is secured by a pledge of 100% of the ownership interests in the borrower. The mezzanine loan matures in November 2010 and is subject to an intercreditor agreement that sets forth the relative priorities between the first mortgage loan, the secured mezzanine loan and any unsecured mezzanine debt. The mezzanine loan is not secured by Trinity Centre and is subordinate to the first mortgage loan. In addition, the members of the mezzanine borrower have incurred unsecured mezzanine indebtedness of approximately $5,286,000 (as of 1/15/04), which may not, in the aggregate amount, exceed $9,015,100 from related parties, which is subject to a standstill agreement with the mezzanine lender. The unsecured mezzanine debt is payable prior to the secured mezzanine loan until the occurrence of an event of default under the secured mezzanine loan, at which time it becomes subordinate to the secured mezzanine loan. Additional advances of unsecured mezzanine debt may only be used to fund capital improvement costs and leasing costs and must be matched, dollar for dollar, by capital contributions to the mortgage loan borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                  MORTGAGE LOAN NO. 7 -- CARMEL MOUNTAIN PLAZA



[PICTURE OMITTED]


                               [PICTURE OMITTED]


                                                               [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 7 -- CARMEL MOUNTAIN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Acquisition

ORIGINAL BALANCE: (1)              $35,500,000

CUT-OFF DATE BALANCE: (1)          $35,167,333

FIRST PAYMENT DATE:                07/01/2003

INTEREST RATE:                     5.5200%

AMORTIZATION TERM:                 360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     06/01/2013

EXPECTED MATURITY BALANCE: (1)     $29,739,699


SPONSOR:                           American Assets, Inc.; Ernest Rady Trust

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   47-payment lockout from date of origination,
                                   with U.S. Treasury defeasance for the
                                   following 72 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF: (1)   $159.77


UP-FRONT RESERVES:                 RE Tax:        $203,986
                                   Replacement:   $46,967
                                   TI/LC:         $20,833

ONGOING RESERVES:                  RE Tax:        $67,995/month
                                   TI/LC: (2)     $20,833/month

LOCKBOX:                           In-Place, Soft/Hard
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          San Diego, CA

YEAR BUILT/RENOVATED:              1993 - 1995 / NAP

OCCUPANCY RATE: (3)                99.4%

SQUARE FOOTAGE:                    440,228

THE COLLATERAL:                    An anchored retail center located in San
                                   Diego, California.

OWNERSHIP INTEREST:                Fee

                                                                LEASE
MAJOR TENANTS                      % NRA       RENT PSF       EXPIRATION
-------------                      -----       --------       ----------
Kmart                              24.5%         $3.81        12/31/2018
Sportsmart                          9.2%        $12.85        11/30/2008
Pacific Theatres                    7.9%        $20.09        07/31/2013

PROPERTY MANAGEMENT:               American Assets, Inc.

U/W NET CASH FLOW:                 $6,852,972

APPRAISED VALUE: (4)               $96,000,000

CUT-OFF DATE LTV RATIO: (1)        73.3%

LTV RATIO AT MATURITY: (1)         62.0%

U/W DSCR: (1)                      1.41x
--------------------------------------------------------------------------------

(1) The subject $35,500,000 loan represents a 50% pari passu interest in a $71,000,000 loan. All loan balances in this table represent the $35,500,000 interest. All LTV, DSCR, and Loan per SF numbers in this table are based on the total $71,000,000 financing.

(2)  TI/LC reserves are capped at $500,000.

(3)  Occupancy is based on the rent roll dated December 1, 2003.

(4)  As of March 3, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE CARMEL MOUNTAIN PLAZA LOAN.

     THE LOAN. The seventh largest loan (the "Carmel Mountain Plaza Loan") is a $35,500,000 pari passu note in a $71,000,000 mortgage loan and is secured by a first priority mortgage on Carmel Mountain Plaza in San Diego, California.

     THE BORROWER. The borrowing entities are Pacific Carmel Mountain, LLC, and Pacific Carmel Mountain Holdings, L.P., each a single purpose entity with no material assets other than the property and related interests and whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsors are the Ernest Rady Trust and American Assets, Inc. American Assets, Inc. was founded by Ernest Rady in 1967 and acts as the parent company for a diverse group of entities operating in insurance, banking, and real estate. The group's real estate arm owns in excess of 2.5 million sq.ft. of property.

     THE PROPERTY. Carmel Mountain Plaza is a 532,418 sq.ft. retail center in total, of which 440,228 sq.ft. is collateral for the loan. Tenants include Ross Stores (rated BBB/-/- by S/M/F), Michael's, Circuit City, Pacific Theaters, Pier 1 Imports (rated BBB-/Baa3/- by S/M/F), Kmart, Marshalls (rated A/A3/- by S/M/F), Blockbuster (rated A-/A3/A- by S/M/F), Barnes and Noble, Payless Shoesource and Sportsmart. Tenants at the center that are not part of the collateral include Mervyn's, Texaco, Chevy's Restaurant, and Boston Market. According to the borrower, the year-end 2002 sales averaged $220psf for the anchor tenants and $258psf for the in-line tenants, with average occupancy costs of 7.15% and 12.0%, respectively. Approximately 85% of the current tenancy has been in the center since its development in 1994. The property has a parking ratio of 5.4 spaces per 1,000 sq.ft.

     The property is located in northeast San Diego County, approximately 20 miles from downtown San Diego. The center is located east of Interstate 15 in the Carmel Mountain Ranch master-planned community. The average household income within a 5-mile radius of the subject was $106,435 in 2002. The Carmel Mountain Ranch retail market contains approximately 1.4 million sq.ft. and has an average vacancy rate of approximately 2%, with a ten-year historical occupancy rate above 96%. All of the six properties in the competitive set are 100% occupied. Carmel Mountain Plaza is situated in an area that currently has limited direct competition and no commercial-zoned land available for comparable development.

     SIGNIFICANT TENANTS. The center is currently 99.4% occupied by approximately 62 tenants.

     Kmart Corporation (Nasdaq: KMRT) occupies 107,870 sq.ft. (24.5% of the NRA) under a ground lease for $3.81psf expiring in December 2018 with three 5-year extension options. Incorporated in 1916, Kmart is a discount retailer and general merchandise retailer. On January 22, 2002, Kmart filed for Chapter 11 bankruptcy protection. In May 2003, Kmart emerged from Chapter 11 protection. In addition, Kmart closed 316 stores during the first quarter of fiscal 2003. The Carmel Mountain Plaza store was not closed. Kmart reported sales of $149psf at the center in 2002 (4.4% occupancy cost). Kmart 's rent of $3.81psf is significantly below the market rent of $12.00psf for the improvements estimated by the appraiser.

     Gart Sports Company (Nasdaq: GRTS), dba Sportsmart, occupies 40,672 sq.ft. (9.24% of the NRA) under a lease for $12.85psf expiring in November 2008 with three 5-year extension options. Gart Sports Company is a full-line of sporting goods retailer in the Midwest and Western United States. The company currently operates approximately 180 stores in 25 states under the Gart Sports, Sportsmart, and Oshman's Sporting Goods names. For the fiscal year ending February 2003, Gart Sports Company reported net income totaling approximately $59.6 million. Sportsmart reported sales of $193psf at the center in 2002 and occupancy costs of 6.7%.

     Pacific Theaters occupies 34,561 sq.ft. (7.9% of the NRA) with 12 screens under a lease for $20.09psf expiring in July 2013 with two 5-year extension options. Pacific Theaters has more than 400 movie screens in Los Angeles, San


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

Diego, and surrounding areas. The Forman family founded Pacific Theatres in 1946 and continues to own and operate the company as a private company. The theater reported sales of $304,418 per screen in 2002.

     PROPERTY MANAGEMENT. The property is managed by American Assets, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                  MORTGAGE LOAN NO. 8 - PINE LAKES COUNTRY CLUB



              [PICTURE OMITTED]



                                                [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 - PINE LAKES COUNTRY CLUB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              WFB

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $31,499,536

CUT-OFF DATE BALANCE:              $31,361,479

FIRST PAYMENT DATE:                12/01/2003

INTEREST RATE:                     5.3500%

AMORTIZATION TERM                  360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     11/01/2008

EXPECTED MATURITY BALANCE:         $29,246,281

SPONSOR(S):                        Manufactured Home Communities, Inc.

INTEREST CALCULATION:              Actual / 360

CALL PROTECTION:                   28-payment lockout from date of origination,
                                   with U.S. Treasury defeasance for the
                                   following 28 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER UNIT:     $53,701.16

UP-FRONT RESERVES:                 None

ONGOING RESERVES: (1)              None

LOCKBOX:                           In-Place, Hard
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Manufactured Housing Community

PROPERTY SUB-TYPE:                 Manufactured Housing Community

LOCATION:                          North Fort Myers, FL

YEAR BUILT/RENOVATED:              1987/NAP

PERCENT LEASED (2) :               100.0%

NUMBER OF UNITS:                   584 units

THE COLLATERAL:                    584 unit manufactured housing community

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               MHC Operating Limited Partnership

U/W NET CASH FLOW:                 $2,640,083

APPRAISED VALUE: (3)               $44,100,000

CUT-OFF DATE LTV RATIO:            71.1%

LTV RATIO AT MATURITY:             66.3%

U/W DSCR:                          1.25x
--------------------------------------------------------------------------------

(1) Real estate tax, insurance premiums and replacement reserves shall be required upon the occurrence of one of the following ("Trigger Events"):
     (i) the period commencing on the date upon which the DSCR for the property as determined by lender, for the immediately preceding twelve (12) month period is less than 1.15x, and ending on the date the DSCR for the immediately preceding twelve (12) month period equals or exceeds 1.15x,
     (ii) the period during the existence and continuance of an event of default or (iii) the period commencing upon borrower's failure to deliver to lender evidence of payment of (A) all taxes and other charges in accordance with the loan agreement or (B) all insurance premiums.

(2)  Percent leased is based on the rent roll dated December 16, 2003.

(3)  As of September 10, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

PINE LAKES COUNTRY CLUB LOAN.

     THE LOAN. The eighth largest loan (the "Pine Lakes Country Club Loan") is evidenced by a promissory note (the "Pine Lakes Note") and secured by a Mortgage, Assignment of Leases and Rents, Security Agreement and Loan Agreement (the "Pine Lakes Mortgage") encumbering a 584-unit manufactured housing community located in North Fort Myers, Florida (the "Pine Lakes Property").

     THE BORROWER. The borrower is MHC Pine Lakes Country Club, L.L.C., a Delaware limited liability company (the "Pine Lakes Borrower"). The Pine Lakes Borrower is a newly formed special purpose entity that is beneficially owned and controlled by Manufactured Home Communities, Inc. ("MHC"). MHC is a NYSE publicly traded REIT that owns and operates manufactured home communities and recreational vehicle resorts throughout the country, including five other projects securing mortgage loans that are part of the mortgage pool. MHC is one of the largest operators of this product in the country. As of December 31, 2002, MHC owned, or had an ownership interest in, a portfolio of 142 communities and resorts located throughout the United States, containing 51,582 residential sites.

     THE PROPERTY. The Pine Lakes Property is a five star, 584-unit, age-restricted manufactured housing community. The property is situated around an 18-hole executive golf course, offering waterfront sites and golf course views. The average lot size is approximately 3,750 sf and each manufactured home pad is improved with one or two asphalt parking spaces. Amenities offered at the property include a clubhouse, swimming pool, whirlpool/spa, tennis courts, exercise room, pro shop, game room, laundry facilities, sidewalks, and a restaurant/pub.

     PROPERTY MANAGEMENT. MHC Operating Limited Partnership, which is a borrower related entity, manages the Pine Lakes Property. The management agreement is subordinated to the Pine Lakes Loan.

     ADDITIONAL INDEBTEDNESS. Not permitted.

     RELEASE OF PARCELS. Not permitted.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


                      [THIS PAGE INTENTIONALLY LEFT BLANK.]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                 MORTGAGE LOAN NO. 9 - VALLEY FORGE TOWERS NORTH



                               [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 9 -- VALLEY FORGE TOWERS NORTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              PMCF

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $24,500,000

CUT-OFF DATE BALANCE:              $24,500,000

FIRST PAYMENT DATE: (1)            03/01/2004

INTEREST RATE:                     5.2700%

AMORTIZATION TERM: (1)             Yr. 1: IO
                                   Yrs. 2-10: 360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

EXPECTED MATURITY BALANCE:         $ 20,879,981

MATURITY DATE:                     02/01/2014

SPONSOR(S):                        Arnold E. Galman

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   26-payment lockout from date of origination,
                                   with U.S. Treasury defeasance for the
                                   following 90 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER UNIT:     $101,239.67

UP-FRONT RESERVES:                 Tax:          $127,572
                                   Insurance:    $84,294

ONGOING RESERVES:                  Tax:          $21,262 / month
                                   Insurance:    $9,366 / month
                                   Replacement:  $5,284 / month

LOCKBOX:                           NAP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Multifamily

PROPERTY SUB-TYPE:                 Suburban

LOCATION:                          King of Prussia, PA

YEAR BUILT/RENOVATED:              1980/1991

PERCENT LEASED: (2)                89.7%

UNITS:                             242

THE COLLATERAL:                    A high-rise apartment complex in suburban
                                   Philadelphia

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               The Galman Group, Ltd.

U/W NET CASH FLOW:                 $2,291,989

APPRAISED VALUE:  (3)              $31,770,000

CUT-OFF DATE LTV RATIO:            77.1%

LTV RATIO AT MATURITY:             65.7%

U/W DSCR (IO):                     1.75x

U/W DSCR (AMORTIZING)              1.41x
--------------------------------------------------------------------------------

(1) The loan is interest only for the first 12 months of the loan term, with principal and interest payments commencing on March 1, 2005.

(2)  Percent leased is based on the rent roll dated January 15, 2004.

(3)  As of October 29, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE VALLEY FORGE TOWERS NORTH LOAN.

     THE LOAN. The ninth largest loan (the "Valley Forge Towers North Loan") is evidenced by a promissory note and is secured by a mortgage on Valley Forge Towers North in King of Prussia, Pennsylvania.

     THE BORROWERS. The borrower is Valley Forge Towers North, L.P., a bankruptcy-remote single purpose Delaware limited partnership. Borrower's counsel delivered a non-consolidation opinion in connection with loan closing. The borrower is owned by general partner Galman Valley Forge Associates, L.P. (28.45%), and limited partners Galman Family Trust (47.58%), J.S. Family Trust (20.39%), and Samuel M. Goldstein (3.58%). The loan sponsor is Arnold E. Galman.

     THE PROPERTY. Valley Forge Towers North is a 242 unit, high-rise apartment complex. The improvements were constructed in 1980, with substantial renovations made by the borrower upon acquisition in 1991. The property offers a variety of floor plans, with sizes ranging from approximately 1,079 SF to approximately 1,609 SF. The unit mix consists of eight one-bedroom/one-bath units, 166 two-bedroom/two-bath units, and 68 three-bedroom/two-bath units. Tenants in the Valley Forge Towers North Apartments have the right to use two pools (one heated indoor, one outdoor), five tennis courts (two lighted), a fitness facility with locker rooms, playground, picnic area with outdoor grills, a nature trail and a lounge area with a big-screen TV that are located on the adjacent properties. The improvements include approximately 39,337 SF of office and retail space located on the ground and first floors, as well as seven single-story garages that provide covered parking for up to 178 vehicles.

     The Valley Forge Towers North is a member of the Valley Forge Mall Association, a Pennsylvania non-profit corporation (the "Mall Association"), and the Valley Forge Towers Community Association, a Pennsylvania non-profit corporation (the "Community Association"; collectively with the Mall Association, and sometimes referred to as the "Associations"). The borrower's collateral consists of the subject apartment building and seven adjacent garage structures. The adjacent clubhouse and associated recreational facilities, site amenities, surface parking areas, sidewalks, and other site improvements are owned and maintained by the Community Association. The Mall Association has the obligation to provide HVAC, maintenance and other services to the so-called Mall Area (consisting principally of retail shops adjoining each of the three residential towers). The borrower pays an annual fee, sits on the board of each Association and controls certain voting rights in connection with each Association.

     PROPERTY MANAGEMENT. The property is managed by The Galman Group, Ltd. an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE: None.

     RELEASE OF PARCELS: Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


                      [THIS PAGE INTENTIONALLY LEFT BLANK]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                      MORTGAGE LOAN NO. 10 - HICKORY RIDGE



                               [PICTURE OMITTED]



                               [PICTURE OMITTED]



                               [PICTURE OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 - HICKORY RIDGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Acquisition

ORIGINAL BALANCE:                  $23,650,000

CUT-OFF DATE BALANCE:              $23,650,000

FIRST PAYMENT DATE:                03/01/2004

INTEREST RATE:                     4.5310%

AMORTIZATION TERM:                 Interest Only

ARD:                               NAP

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     02/01/2009

EXPECTED MATURITY BALANCE:         $23,650,000

SPONSOR(S):                        Inland Retail Real Estate Trust, Inc.

INTEREST CALCULATION:              30/360

CALL PROTECTION:                   35-payment lockout from date of origination,
                                   subject to prepayment with a prepayment equal to the greater of 1% and yield maintenance for the following 23 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:       $76.20

UP-FRONT RESERVES:                 None

ONGOING RESERVES: (1)              Tax:             Springing
                                   Insurance:       Springing
                                   Replacement:     Springing
                                   Deferred
                                   Maintenance:     Springing

LOCKBOX: (2)                       Springing, Hard
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Hickory, NC

YEAR BUILT/RENOVATED:              1999-2000/NAP

OCCUPANCY RATE: (3)                100.0%

SQUARE FOOTAGE:                    310,360

THE COLLATERAL:                    A 310,360 sq.ft. anchored retail center in
                                   Hickory, North Carolina. OWNERSHIP INTEREST:
                                   Fee

                                                             LEASE
MAJOR TENANTS                      % NRA      RENT PSF     EXPIRATION
-------------                      -----      --------     ----------
Kohl's Department Store            27.9%        $6.83      02/01/2020
Best Buy                           14.5%       $10.75      01/31/2014
Linens `N Things                   11.3%       $10.50      06/30/2015

PROPERTY MANAGEMENT:               Inland Northwest Management Corp., an
                                   affiliate of the Borrower

U/W NET CASH FLOW:                 $2,969,587

APPRAISED VALUE:  (4)              $42,750,000

CUT-OFF DATE LTV RATIO:            55.3%

LTV RATIO AT MATURITY:             55.3%

U/W DSCR:                          2.77x
--------------------------------------------------------------------------------

(1) Tax reserves spring if the borrower fails to provide evidence of payment. Insurance reserves spring if the borrower fails to provide evidence of payment or maintain a blanket insurance policy. Replacement reserves spring if the property is not maintained to lender satisfaction. Deferred maintenance reserves springs if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(2) Lockbox is triggered upon the DSCR falling below 1.75x. Thereafter, if the DSCR falls below 1.25x, the borrower is required to sweep money daily from the clearing bank to a cash management account controlled by the lender. Additionally, upon (a) an event of default, or (b) a bankruptcy of the borrower or the property manager a hard lockbox is established with money swept daily into the cash management account controlled by lender.

(3)  Occupancy is based on the rent roll dated November 20, 2003.

(4)  Stabilized value as of December 29, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

THE HICKORY RIDGE LOAN.

     THE LOAN. The tenth largest loan (the "Hickory Ridge Loan") is secured by the borrower's fee simple interest in an anchored retail center in Hickory, North Carolina.

     THE BORROWERS. The borrower, Inland Western Hickory-Catawba, L.L.C., is a single purpose entity with two independent directors; the borrower owns no material assets other than the property. A non-consolidation opinion was delivered at closing. The borrower is sponsored by Inland Western Retail Real Estate Trust, Inc., an affiliate of Inland Group, Inc. The Inland Group, Inc. together with its subsidiaries and affiliates, is a real estate company providing property management, leasing, marketing, acquisition, development and other related services. As of July 2003, the Inland Real Estate Group of Companies employed more than 1,024 people, managed over $5 billion in assets, and more than 60 million square feet of commercial property.

     THE PROPERTY. The property consists of a 310,360 sq.ft., anchored retail center in Hickory, North Carolina, constructed in 1999-2000. The property, 100% occupied as of 11/20/2003, is shadow anchored by a Target (not part of the collateral). Hickory Ridge is anchored by a Kohl's Department Store (A-/A3/A by S/M/F), Best Buy (BBB-/Baa3/BBB by S/M/F) and Marshall's (A/A3/- by S/M/F). Other tenants at the property include, Dick's Sporting Goods, Old Navy, Linens 'N Things, AC Moore, and Pier One Imports (BBB-/Baa3/- by S/M/F).

     Hickory Ridge is located across the street from the 904,452 sq.ft. Valley Hills Mall, which is anchored by JC Penny, Sears, Belks, and Dillards. Hickory Furniture Mart has approximately 100 stores and is located less than 2 miles from Hickory Ridge.

     SIGNIFICANT TENANTS. The property is currently 100% occupied by 22 tenants. Approximately 56% of the NRA and 44% of the base rent is from investment grade tenants.

     Kohl's Department Store (NYSE: KSS; rated A-/A3/A by S/M/F), occupies 86,584 sq.ft. (27.9% of NRA) under a lease for $6.83psf expiring in February 2020. Incorporated in 1988, Kohl's Corporation operates specialty department stores that feature moderately-priced apparel, shoes, accessories, soft home products and housewares. As of January 31, 2004, Kohl's Corporation operated 542 stores and had 41.4 million square feet of selling space. Kohl's Corporation also plans to open approximately 95 new stores in fiscal 2004. During fiscal 2002, Kohl's had net income of $643 million compared to fiscal 2001 net income of $496 million. Fiscal 2002 net sales were $9,120 million, an increase of 22% over fiscal 2001 sales of $7,489 million.

     Best Buy (NYSE: BBY; rated BBB-/Baa3/BBB by S/M/F), occupies 45,000 sq.ft. (14.5% of NRA) under a lease for $10.75psf expiring in January 2014. Best Buy sells personal computers and other home office products, consumer electronics, entertainment software, major appliances and related accessories through 750 retail stores in the US and Canada as of January 9, 2004. For the 2003 fiscal year, total revenue rose 18.3% to $20.9 billion, compared with $17.7 billion for fiscal 2002.

     Linens `N Things (NYSE: LIN) occupies 35,000 sq.ft. (11.3% or NRA) under a lease for $10.50psf expiring in June 2015. Founded in 1975, Linens 'N Things, Inc. is a national retailer of home textiles, housewares and home accessories, operating 391 stores in 45 states and four Canadian provinces as of fiscal year end 2003. Net sales for fiscal 2002 were $2.2 billion, an increase of 19.8% over fiscal 2001 sales of $1.8 billion. Net income for fiscal 2002 was $69.2 million, an increase of 133% over fiscal 2001 net income of $29.7 million.

     PROPERTY MANAGEMENT. The property is managed by Inland Northwest Management Corp., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


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